UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00994

                             Burnham Investors Trust
               (Exact name of registrant as specified in charter)

                     1325 Avenue of the Americas, 26th Floor
                               New York, NY 10019
               (Address of principle executive offices) (Zip Code)

                                 Jon M. Burnham
                     1325 Avenue of the Americas, 26th Floor
                               New York, NY 10019
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 874-3863

Date of fiscal year end: December 31, 2008

Date of reporting period: December 31, 2008

     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1. REPORT TO SHAREHOLDERS.


                                    [GRAPHIC]

DECEMBER 31 , 2008

                                  ANNUAL Report

Burnham Fund
Burnham Financial Services Fund
Burnham Financial Industries Fund        THE BURNHAM FAMILY OF FUNDS
Burnham U.S. Government
Money Market Fund

                         [BURNHAM INVESTORS TRUST LOGO]
                             BURNHAM INVESTORS TRUST

TICKER SYMBOLS

Class A                      BURHX
Class B                      BURIX
Class C                      BURJX

PORTFOLIO MANAGER

Jon M. Burnham
Since 1995

MINIMUM INVESTMENT

Regular accounts            $2,500
IRAs                        $  100

ASSET VALUES

Net assets, in millions     $58.15
Net asset value per share
Class A                     $17.95
Class B                     $18.03
Class C                     $17.68

MAXIMUM OFFERING PRICE

Class A                     $18.89

MAXIMUM SALES CHARGE OR CDSC**

Class A                      5.00%
Class C                      1.00%

** Class B shares are no longer offered, the maximum Sales Charge or CDSC is currently 2.00%.

EXPENSE RATIOS*

                            Net
                      (after expense
          Gross(1)   reimbursement)(1)
          --------   -----------------
Class A     1.49%         1.44%
Class B     2.24%         2.19%
Class C     2.24%         2.19%

*    See Note 5 to the Financial Statements.

INCEPTION

Class A                        June 15, 1975
Class B                     October 18, 1993
Class C                       April 30, 2004

(1) The Expense Ratios in this table do not match the ratios of expenses to average net assets in the "Financial Highlights" section of the report (the "Highlights Ratios") because the Highlights Ratios reflect the operating expenses of the fund and do not include ratios of "Acquired Fund Fees and Expenses." Acquired fund fees and expenses are expenses incurred indirectly by the Burnham Fund as a result of its investments in other investment funds.

ALL DATA AS OF DECEMBER 31, 2008. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION DOES NOT INCLUDE THE MAXIMUM 5% SALES CHARGE. CLASS B AND C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                                  Burnham Fund

"We will continue to maintain a conservative asset allocation, focusing on stocks of companies that are well capitalized, able to grow earnings and preserve shareholder value in these most difficult times."

(PHOTO OF JON BURNHAM)


                                        /s/ Jon Burnham
                                        JON BURNHAM
                                        Portfolio Manager

For 2008, the Burnham Fund declined 38.3% (with dividends reinvested) as compared to (33.8%) for the Dow Jones Industrial Average and (37.0%) for the Standard & Poor's 500. The Morningstar Large-Cap Blend Index declined (37.8%).

Investors experienced 2008 as waves of financial tsunamis that created shocks in every economic sector. Historians will study this period of time for years to come. On a very simplistic level, this present recession was caused predominantly by the effects of massive leverage combined with lax oversight by fiduciaries of the public trust - boards, managers, and regulators. A decade-plus national movement that encouraged home ownership, in combination with ease of access to capital, caused consumers en masse to borrow beyond their means for homes, autos and other large ticket items, and then borrow more as home prices increased in value. Financial firms and alternative investment vehicles used leverage based on weak collateral to enhance their returns. Under the umbrella of U.S. Mortgage Government-Sponsored Enterprises and with the 'coverage' of insurers and investment grade ratings by rating agencies, these loans and their derivatives were sold to institutions, funds, endowments, and to themselves, proliferating their risk. The debt-fueled growth eventually led the Federal Reserve ("the Fed") to move interest rates higher; mortgage payments adjusted as well, and went 'upside down' as prices faltered. Owners unable to pay, defaulted, foreclosed, or handed the keys to the bank. Consequently, the values of mortgage-backed securities began to fall, and since investment banks leverage using short-term paper, the loss ratios magnified and created a rush for capital to maintain regulatory levels.

At the consumer level, higher interest rates, combined with dramatically higher energy prices in 2008 (which peaked at $147 per barrel in July) caused consumers to contract spending in the second half of the year, leading to rapid revenue loss and tightening margins at the corporate level. Companies of every size have been shedding workers, and the rising unemployment rate has exacerbated the foreclosure crisis. Bank credit has frozen as commercial and residential collateral has deteriorated and loan losses have risen.

The Fed is using everything in its arsenal to address this crisis. The Fed Funds are now at a target range of 0.00% to 0.25% and the Fed is actively purchasing long-term asset-based securities. Congress enacted the Troubled Asset Relief Program, the first tranche administered by former U.S. Treasury Secretary Henry Paulson, and the second in effect and administered by the new U.S. Treasury Secretary Timothy Geithner. The Obama administration has been swift in addressing economic matters, and we expect that its massive stimulus package will be a first step in compensating for the dramatic Gross Domestic Product ("GDP") decline attributable to this pullback (GDP was down 3.8% in the fourth quarter of 2008). Whether these targeted spending efforts will help the economy pull out of its spiral will be a subject of our semi-annual report - but we believe that President Obama's actions will set a tone for executive branch engagement that has been so lacking these last two years. U.S. citizens are calling out for leadership from a Washington that must weigh tax cuts/stimulus while providing hope for a population facing rising unemployment with the accompanying loss (or increased cost) of health care and assets for retirement.

We did not make major changes in the portfolio during the second half of 2008 other than increasing our cash position to 18% (up from 12%); in the first half of the year we had steered the portfolio into companies we believed would be the stronger participants in sectors experiencing long-term earnings growth. We pared down positions where we viewed advantage in doing so to reduce portfolio risk (or taxes for shareholders), and we added just a few new issues:
Stericycle, Inc., International Business Machines Corp., Ford Motor Co. and The Manitowoc Co., Inc. Our top 5 sectors shifted versus 6/30/08: Energy comprised 25.55% of the portfolio (down from 35.60%), Information Technology 11.86% (down from 12.40%), Industrials 9.20% (up from 7.11%), Consumer Staples 9.10% (up from 5.35%), Financial Services 5.70% (up from 4.35%) and Consumer Discretionary 5.07% (up from 4.67%). Our top five positions at year-end were Exxon Mobil Corp., Devon Energy Corp., Apple Inc., McDonald's Corp. and PepsiCo, Inc.

Nearly all U.S. companies are under duress and facing headwinds, subject to the uncertainties related to procuring operating capital, currency exposure and still high but declining materials prices. With few exceptions, net income is down, as are earnings. In the Burnham Fund, we will continue to maintain a conservative asset allocation, focusing on stocks of companies that are well capitalized, able to grow earnings and preserve shareholder value in these most difficult times. We will be concentrating our investments in areas of consumer necessity and where fiscal stimulus may be injected: health care, foods, infrastructure, and energy - particularly alternative energy. At the consumer level, while unemployment is rising, inflation has diminished from the sharp decline in the price of oil - which has a similar effect as a massive tax cut.

Overall, we are hopeful that the Obama administration and the Fed are planting the seeds of recovery while providing stability to the banking system via liquidity and low interest rates for a prolonged period. Clearly this recession is deeper and more pervasive than any our country has experienced since the 1930s. However, for the last eleven recessions, the S&P 500 has rallied by an average of 35% from the low point to the six-month point after recovery, beginning while the recession is underway (Prudential, 12/1/08). Some of the best long-term opportunities in both the credit and equity markets present themselves in the worst of times - our role is to look toward that point on your behalf.


                                 2 BURNHAM FUND

PORTFOLIO INVESTMENTS

ASSET ALLOCATION (AS A % OF NET ASSETS)

                                   (PIE CHART)

Exchange Traded Fund                            5%
Common Stocks (net of written call opitions)   77%
Cash & other net assets                        18%

The fund seeks capital appreciation, mainly long-term. Income is generally of lesser importance.

INDUSTRIES - COMMON STOCK        % NET
(NET OF WRITTEN CALL OPTIONS)   ASSETS
-----------------------------   ------
Energy                          25.55%
Information Technology          11.86%
Industrials                      9.20%
Consumer Staples                 9.10%
Financial Services               5.70%
Consumer Discretionary           5.07%
Materials                        4.89%
Telecommunications Services      3.22%
Utilities                        2.01%
                                ------
                                76.60%
                                ======

TOP 10 COMMON STOCK HOLDINGS     % NET
(NET OF WRITTEN CALL OPTIONS)   ASSETS
-----------------------------   ------
Exxon Mobil Corp.                8.24%
Devon Energy Corp.               4.52%
Apple Inc.                       4.40%
McDonald's Corp.                 4.28%
PepsiCo, Inc.                    3.77%
Monsanto Co.                     3.63%
Kinder Morgan Management, LLC    2.81%
Chevron Corp.                    2.54%
The Williams Companies, Inc.     2.49%
American Express Co.             2.39%
                                ------
                                39.07%
                                ======

TOTAL RETURN+

GROWTH OF $10,000 OVER TEN YEARS

                               (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

                        WITH NO       WITH MAX.
AVERAGE              SALES CHARGE   SALES CHARGE
ANNUAL RETURNS          OR CDSC        OR CDSC
--------------       ------------   ------------
CLASS A
   One year            (38.30)%       (41.39)%
   Three years          (8.37)%        (9.92)%
   Five years           (2.77)%        (3.77)%
   Ten years            (0.59)%        (1.09)%

CLASS B
   One year            (38.74)%       (41.75)%
   Three years          (9.04)%        (9.85)%
   Five years           (3.49)%        (3.79)%
   Ten years            (1.33)%        (1.33)%

CLASS C
   One year            (38.75)%       (39.36)%
   Three years          (9.04)%        (9.04)%
   Since inception      (3.47)%        (3.47)%

                        WITH NO       WITH MAX.
CUMULATIVE           SALES CHARGE   SALES CHARGE
TOTAL RETURNS           OR CDSC        OR CDSC
--------------       ------------   ------------
CLASS A
   One year            (38.30)%       (41.39)%
   Three years         (23.09)%       (26.93)%
   Five years          (13.14)%       (17.48)%
   Ten years            (5.71)%       (10.42)%

CLASS B
   One year            (38.74)%       (41.75)%
   Three years         (24.77)%       (26.76)%
   Five years          (16.27)%       (17.59)%
   Ten years           (12.55)%       (12.55)%

CLASS C
   One year            (38.75)%       (39.36)%
   Three years         (24.77)%       (24.77)%
   Since inception     (15.23)%       (15.23)%

PERFORMANCE OVER THE PAST YEAR

   (GRAPHIC)      (GRAPHIC)     (GRAPHIC)

    -38.30%        -37.00%       -37.79%
--------------     -------     ----------
FUND (CLASS A)      SECTOR     PEER GROUP

THE FUND narrowly underperformed both its sector and peer group over an extraordinary difficult market period.

THE SECTOR is represented by the S&P 500 Index(R) ("Standard & Poor's 500 Composite Stock Index"), an unmanaged index that includes a representative sample of 500 leading companies in leading industries in the U.S. economy.

THE PEER GROUP is represented by the funds in the Morningstar Large-Cap Blend category.

                               (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

MODERN PORTFOLIO THEORY STATISTICS**

THREE-YEAR RANGE

Beta                  0.91
R(2)                    78
Alpha                (1.03)
Standard Deviation   15.72
Sharpe Ratio         (0.72)

*    KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**   SOURCE: MORNINGSTAR DIRECT


                                 BURNHAM FUND 3

TICKER SYMBOLS

Class A                     BURKX
Class B                     BURMX
Class C                     BURNX

PORTFOLIO MANAGER

Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception

MINIMUM INVESTMENT

Regular accounts            $2,500
IRAs                        $  100

ASSET VALUES

Net assets, in millions     $48.49
Net asset value per share
Class A                     $14.39
Class B                     $13.67
Class C                     $14.18

MAXIMUM OFFERING PRICE

Class A                     $15.15

MAXIMUM SALES CHARGE OR CDSC**

Class A                     5.00%
Class C                     1.00%

** Class B shares are no longer offered, the maximum Sales Charge or CDSC is currently 2.00%.

EXPENSE RATIOS

                     Net (after
           Gross   reimbursement)
           -----   --------------
Class A    1.85%        1.60%
Class B    2.60%        2.35%
Class C    2.60%        2.35%

INCEPTION

Class A and B                 June 7, 1999
Class C                     April 29, 2005

ALL DATA AS OF DECEMBER 31, 2008. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION DOES NOT INCLUDE THE MAXIMUM 5% SALES CHARGE. CLASS B AND C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

BURNHAM

                            Financial Services Fund

"We will continue to focus on those companies with strong balance sheets, those that are well capitalized and have strong management teams that can navigate the storm."

(PHOTO OF Anton Schutz)


                                        /s/ Anton Schutz
                                        ----------------------------------------
                                        ANTON SCHUTZ
                                        Portfolio Manager

The Burnham Financial Services Fund finished 2008 down 14.78% in what has been referred to as an unprecedented year in the history of our financial markets. The stress in the capital markets system combined with a deteriorating economic outlook left no asset class unscathed. Despite these momentous pressures, the Fund performed very well, even though down for the year, significantly outperforming the benchmark index. Since inception, the Fund has outperformed its benchmark nine out of ten years. Looking ahead to 2009, we continue to see headwinds for the sector. Fourth quarter 2008 earnings as expected have represented a "kitchen sink" of bad news for the banks. However, valuations are attractive at these levels and with continuing robust U.S. Treasury and Federal Reserve ("the Fed") intervention, in addition to impending government stimulus packages, we believe financials will rebound. We will take every opportunity to trade quality names and diversify within the various subsectors in financial services.

In our 2007 letter, we described 2007 as a "turbulent" year. To put in perspective, 2008 makes 2007 look like a "walk in the park," and the devastation had no boundaries. We entered the year as companies reported fourth quarter 2007 earnings, providing better clarity around their balance sheets and exposure levels. Early on we participated in equity raises in the mortgage REIT space, in names with little credit exposure and widening spreads. The Fed took a very accommodative stance out of the gate, with a 125 basis point cut in January alone, indicating they were willing to provide the tools necessary to bring more liquidity to the market.

Even as the year began on a somewhat positive note, volatility and negative headlines dominated the first quarter. Newsworthy events included the collapse of the Carlyle Group, the near collapse of the monoline insurers and the forced sale of Bear Stearns to JPMorgan Chase & Co. for $10 a share avoiding a failure of the investment bank. As the quarter drew to a close, U.S. stocks recorded a quarterly loss that was the steepest in six years. Turmoil in the financial markets continued even as the Fed and the OFHEO (Office of Federal Housing Oversight) took unprecedented steps to inject liquidity into the market. In addition to supporting the JPMorgan Chase & Co. deal with Bear Stearns, they also: 1) expanded the list of eligible collateral for borrowing, 2) cut the Fed Funds and discount rates and 3) allowed investment banks to borrow directly at the window.

Entering the second quarter, economic news foreshadowed turbulent times ahead. U.S. consumer confidence recorded a 26 year low as oil prices soared and property values continued to plummet. Initially, stocks displayed an ability to better absorb bad news as most financials performed well in the wake of increased provisions and charge-offs. Banks took advantage of favorable market conditions to raise money. However, optimism was short-lived as multiple negative research reports, warnings of ratings cuts and rumors of failures and bailouts contributed to selling pressure in the financial sector. Citigroup Inc. led the downward spiral after being added to a leading research firm "conviction sell list." The Fed continued to be challenged by economic concerns and the balancing act between stabilizing the dollar and the threat of recession.

As we entered the second half of the year, financial stocks staged a meaningful recovery in response to positive policy steps taken by the Fed, the U.S. Treasury and the SEC. The short sale rule enforcement induced a short squeeze, while the Fed and the U.S. Treasury supported the government sponsored agencies' need for liquidity. Oil prices staged a significant decline and economic data was more positive even though credit and home price deterioration was an elevated concern.

Extreme volatility and market turbulence came to the forefront in September 2008, which will long be considered one of the worst times in the history of our markets. The financial landscape changed dramatically and at a lightning pace. Major financial institutions, once considered the behemoths of Wall Street, fell victim to the credit crisis and were either forced into bankruptcy (Lehman Brothers Holdings, Inc.), or were acquired with federal assistance (Bank of America Corp. for Merrill Lynch & Co., Inc., JPMorgan Chase & Co. for Washington Mutual, Inc., and Wells Fargo & Co. for Wachovia Bank). FNMA and FHLMC were forced into conservatorship. The Reserve Primary Fund (a money market fund) "broke the buck" on an investment in Lehman Brothers Holdings, Inc. debt. AIG, Inc., escaping a fate similar to Lehman Brothers Holdings, Inc., obtained an $85 billion bridge loan from the government.

In the wake of these events and throughout the fourth quarter, the SEC, the Fed and the U.S. Treasury pulled out the heavy artillery to stem the continuing crisis. The SEC instituted a ban on short selling in financial stocks. A government rescue plan, Troubled Asset Relief Program (TARP), was created initially with intent to purchase troubled assets from banks. This has taken on many forms from the enactment date including, but not limited to:

     - TALF (Term Asset-Backed Loan Facility) - a facility intended to support the issuance of asset-backed securities collateralized by student, auto, credit card and SBA loans.

     -    Purchase of government sponsored agency debt (up to $600 billion)

     - TLGP (Temporary Liquidity Guarantee Program) - a program to guarantee newly-issued unsecured debt of banks and thrifts and providing full coverage of non-interest-bearing deposits.

     -    Direct capital infusion through preferred stock offering.

To date, the programs have not lessened the severity of the economic crisis we now face. Unemployment continues to rise, housing prices continue to fall and corporate profits have vanished as growth has stalled. The mood on Wall Street is one of caution. In 2009, as in the previous year, we will continue to focus on those companies with strong balance sheets, those that are well capitalized and have strong management teams that can navigate the storm. We do and will continue to look for attractive opportunities in investments with forward yield and immediate return impact. We have traded the mortgage REITs as a safe haven in financials as the steep yield curve and high dividends were positive catalysts in a tough environment. Although M&A was almost nonexistent in 2008, in May, Willow Financial Bancorp, Inc. agreed to be acquired by Harleysville National Corp. at an attractive 33% premium. We do believe there will be more deals in 2009 at more moderate premiums.


                            4 FINANCIAL SERVICES FUND

PORTFOLIO INVESTMENTS

ASSET ALLOCATION (AS A % OF NET ASSETS)

                                   (PIE CHART)

Cash and other net assets                    15%
Common Stocks (net of written call options)  85%

The fund seeks capital appreciation.

TOP 10 INDUSTRIES - COMMON STOCK       % NET
(NET OF WRITTEN CALL OPTIONS)          ASSETS
--------------------------------       ------
Banks - Regional                       23.93%
Thrifts & Mortgage Finance             21.38%
Real Estate Investment Trusts          14.24%
Other Diversified Financial Services    6.60%
Asset Management & Custody Banks        4.83%
Investment Banking & Brokerage          4.49%
Life & Health Insurance                 2.46%
Property & Casualty Insurance           2.43%
Consumer Finance                        1.83%
Credit Services                         0.87%
                                       -----
                                       83.06%
                                       =====

TOP 10 COMMON STOCK HOLDINGS           % NET
(NET OF WRITTEN CALL OPTIONS)          ASSETS
-----------------------------          ------
Alliance Financial Corp.               5.88%
TFS Financial Corp.                    5.35%
JPMorgan Chase & Co.                   4.87%
MFA Mortgage Investments, Inc.         4.71%
People's United Financial, Inc.        4.13%
Porter Bancorp, Inc.                   4.09%
Annaly Capital Management, Inc.        3.83%
American Capital Agency Corp.          3.58%
Harleysville National Corp.            2.98%
Sterling Bancorp                       2.89%
                                       -----
                                       42.31%
                                       =====

TOTAL RETURN+

GROWTH OF $10,000 SINCE INCEPTION

                               (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

AVERAGE                 WITH NO       WITH MAX.
ANNUAL               SALES CHARGE   SALES CHARGE
RETURNS                 OR CDSC        OR CDSC
-------              ------------   ------------
CLASS A
   One year            (14.78)%       (19.04)%
   Three years          (4.97)%        (6.58)%
   Five years           (0.52)%        (1.54)%
   Since inception      12.62%         12.02%

CLASS B
   One year            (15.46)%       (19.52)%
   Three years          (5.68)%        (6.45)%
   Five years           (1.26)%        (1.50)%
   Since inception      11.76%         11.76%

CLASS C
   One year            (15.45)%       (16.26)%
   Three years          (5.68)%        (5.68)%
   Since inception      (2.35)%        (2.35)%

CUMULATIVE              WITH NO       WITH MAX.
TOTAL                SALES CHARGE   SALES CHARGE
RETURNS                 OR CDSC        OR CDSC
-------              ------------   ------------
CLASS A
   One year            (14.78)%       (19.04)%
   Three years         (14.20)%       (18.49)%
   Five years           (2.58)%        (7.45)%
   Since inception     212.12%        196.52%

CLASS B
   One year            (15.46)%       (19.52)%
   Three years         (16.12)%       (18.13)%
   Five years           (6.15)%        (7.30)%
   Since inception     190.01%        190.01%

CLASS C
   One year            (15.45)%       (16.26)%
   Three years         (16.11)%       (16.11)%
   Since inception      (8.36)%        (8.36)%

PERFORMANCE OVER THE PAST YEAR

  (GRAPHIC)      (GRAPHIC)    (GRAPHIC)
   -14.78%        -21.54%     -43.91%
FUND (CLASS A)    SECTOR     PEER GROUP

THE FUND dramatically outperformed both its sector and peer group putting the Fund at the top ten percent of its category.

THE SECTOR is represented by the NASDAQ Bank Index, an unmanaged index of NASDAQ listed companies classified as banks. They include banks providing a broad range of financial services.

THE PEER GROUP is represented by the funds in the Morningstar Specialty
- Financial investment category.

                               (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

MODERN PORTFOLIO THEORY STATISTICS**

THREE-YEAR RANGE

Beta                   0.52
R(2)                     35
Alpha                 (2.10)
Standard Deviation    13.26
Sharpe Ratio          (0.60)

*    KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIGURES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**   SOURCE: MORNINGSTAR DIRECT


                            FINANCIAL SERVICES FUND 5

TICKER SYMBOLS

Class A                      BURFX
Class C                      BURCX

PORTFOLIO MANAGER

Anton V. Schutz
Mendon Capital Advisors Corp.
Since inception

MINIMUM INVESTMENT

Regular accounts            $2,500
IRAs                        $  100

ASSET VALUES

Net assets, in millions     $79.19
Net asset value per share
Class A                     $ 9.00
Class C                     $ 8.92

MAXIMUM OFFERING PRICE

Class A                     $ 9.47

MAXIMUM SALES CHARGE OR CDSC

Class A                      5.00%
Class C                      1.00%

EXPENSE RATIOS*

                                Class A   Class C
                                -------   -------
Expenses before waiver
   including dividend expense     2.45%    3.16%
Expenses net of waiver
   including dividend expense     2.24%    2.94%

*    See Note 5 to the Financial Statements.

INCEPTION

Class A and C               April 30, 2004

ALL DATA AS OF DECEMBER 31, 2008. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. CLASS A PERFORMANCE INFORMATION DOES NOT INCLUDE THE MAXIMUM 5% SALES CHARGE. CLASS C SHARES HAVE DIFFERENT COSTS AND PERFORMANCE WILL DIFFER. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

BURNHAM

                            Financial Industries Fund

"We will take every opportunity to trade quality names and diversify within the various subsectors in financial services. The ability to sell shares short, gave us a distinct advantage in 2008 and will continue to be used selectively in 2009."

[PHOTO OF Anton Schutz]


                                        /s/ Anton Schutz
                                        ANTON SCHUTZ
                                        Portfolio Manager

The Burnham Financial Industries Fund finished 2008 down 6.99% in what has been referred to as an unprecedented year in the history of our financial markets. The stress in the capital markets system combined with a deteriorating economic outlook left no asset class unscathed. Even though the Fund was down for the year, we are pleased with the relative performance of the Fund as we significantly outperformed the benchmark index and have done so from inception. Looking ahead to 2009, we continue to see headwinds for the sector. Fourth quarter 2008 earnings, as expected, have represented a "kitchen sink" of bad news for the banks. However, valuations are attractive at these levels and with continuing robust U.S. Treasury and Federal Reserve ("the Fed") intervention, in addition to impending government stimulus packages, we believe financials will rebound. We will take every opportunity to trade quality names and diversify within the various subsectors in financial services. The ability to sell shares short, gave us a distinct advantage in 2008 and will continue to be used selectively in 2009.

In our 2007 letter, we described 2007 as a "turbulent" year. To put in perspective, 2008 makes 2007 look like a "walk in the park," and the devastation had no boundaries. We entered the year as companies reported fourth quarter 2007 earnings, providing better clarity around their balance sheets and exposure levels. Early on we participated in equity raises in the mortgage REIT space, in names with little credit exposure and widening spreads. The Fed took a very accommodative stance out of the gate, with a 125 basis point cut in January alone, indicating they were willing to provide the tools necessary to bring more liquidity to the market. We took an opportunity to "short" into some of the rallies that resulted from the actions taken by the Fed as we believed the volatility would continue and conditions in select markets showed continuing signs of deterioration.

Even as the year began on a somewhat positive note, volatility and negative headlines dominated the first quarter. Newsworthy events included the collapse of the Carlyle Group, the near collapse of the monoline insurers and the forced sale of Bear Stearns to JPMorgan Chase & Co. for $10 a share avoiding a failure of the investment bank. As the quarter drew to a close, U.S. stocks recorded a quarterly loss that was the steepest in six years. Turmoil in the financial markets continued even as the Fed and the OFHEO (Office of Federal Housing Oversight) took unprecedented steps to inject liquidity into the market. In addition to supporting the JPMorgan Chase & Co. deal with Bear Stearns, they also: 1) expanded the list of eligible collateral for borrowing, 2) cut the Fed Funds and discount rates and 3) allowed investment banks to borrow directly at the window.

Entering the second quarter, economic news foreshadowed turbulent times ahead. U.S. consumer confidence recorded a 26 year low as oil prices soared and property values continued to plummet. Initially, stocks displayed an ability to better absorb bad news as most financials performed well in the wake of increased provisions and charge offs. Banks took advantage of favorable market conditions to raise money. However, optimism was short-lived as multiple negative research reports, warnings of ratings cuts and rumors of failures and bailouts contributed to selling pressure in the financial sector. Citigroup Inc. led the downward spiral after being added to a leading research firm "conviction sell list."

As we entered the second half of the year, financial stocks staged a meaningful recovery in response to positive policy steps taken by the Fed, the U.S. Treasury and the SEC. The short sale rule enforcement induced a short squeeze, while the Fed and the U.S. Treasury supported the government sponsored agencies need for liquidity. Oil prices staged a significant decline and economic data was more positive even though credit and home price deterioration was an elevated concern.

Extreme volatility and market turbulence came to the forefront in September 2008, which will long be considered one of the worst times in the history of our markets. The financial landscape changed dramatically and at lightning pace. Major financial institutions, once considered the behemoths of Wall Street, fell victim to the credit crisis and were either forced into bankruptcy (Lehman Brothers Holdings, Inc.), or were acquired with federal assistance (Bank of America Corp. for Merrill Lynch & Co., Inc., JPMorgan Chase & Co. for Washington Mutual, Inc., and Wells Fargo & Co. for Wachovia Bank). FNMA and FHLMC were forced into conservatorship. The Reserve Primary Fund (a money market fund) "broke the buck" on an investment in Lehman Brothers Holdings, Inc. debt. AIG, Inc., escaping a fate similar to Lehman Brothers Holdings, Inc., obtained an $85 billion bridge loan from the government.

The SEC instituted a ban on short selling in financial stocks. A government rescue plan, Troubled Asset Relief Program (TARP), was created initially with intent to purchase troubled assets from banks. This has taken on many forms from the enactment date including, but not limited to:

- TALF (Term Asset-Backed Loan Facility) - a facility intended to support the issuance of asset-backed securities collateralized by student, auto, credit card and SBA loans.

-    Purchase of government sponsored agency debt (up to $600 billion)

- TLGP (Temporary Liquidity Guarantee Program) - a program to guarantee newly issued unsecured debt of banks and thrifts and providing full coverage of non-interest-bearing deposits.

-    Direct capital infusion through preferred stock offering.

To date, the programs have not lessened the severity of the economic crisis we now face. Unemployment continues to rise, housing prices continue to fall and corporate profits have vanished as growth has stalled. The mood on Wall Street is one of caution. In 2009, as in the previous year, we will continue to focus on those companies with strong balance sheets, those that are well capitalized and have strong management teams that can navigate the storm. We do and will continue to look for attractive opportunities in investments with forward yield and immediate return impact. We have traded the mortgage REITs as a safe haven in financials as the steep yield curve and high dividends were positive catalysts in a tough environment. Option volatility remains high and has been generating attractive premiums. We will continue to employ short selling in companies that are fundamentally flawed, are thought to be overvalued or have significant exposure to problem assets or are in geographic areas with significant housing deterioration.


                           6 FINANCIAL INDUSTRIES FUND

PORTFOLIO INVESTMENTS

ASSET ALLOCATION (AS A % OF NET ASSETS)

Long Positions                             97.51%
Short Positions                           (17.76)%
Cash and Other Assets, Less Liabilities    20.25%
                                          ------
                                          100.00%
                                          ======

The fund seeks capital appreciation.

TOP 10 INDUSTRIES
(AS A % OF NET ASSETS)                 LONG %   SHORT %   NET %
----------------------                 ------   -------   -----
Thrifts & Mortgage Finance             20.83%    -2.65%   18.18%
Banks - Regional                       20.19%    -9.39%   10.80%
Investment Banking & Brokerage         11.13%    -0.73%   10.40%
Real Estate Investment Trusts          11.02%    -0.22%   10.80%
Asset Management & Custody Banks        9.50%    -0.14%    9.36%
Other Diversified Financial Services    6.78%    -0.10%    6.68%
Life & Health Insurance                 6.48%    -1.62%    4.86%
Property & Casualty Insurance           4.62%    -0.18%    4.44%
Consumer Finance                        2.53%    -0.51%    2.02%
Multi-line Insurance                    2.46%    -0.16%    2.30%
                                       -----    ------    -----
                                       95.54%   -15.70%   79.84%
                                       =====    ======    =====

TOP 10 COMMON STOCK HOLDINGS           % NET
(NET OF WRITTEN OPTIONS)               ASSETS
----------------------------           ------
TFS Financial Corp.                     8.33%
JPMorgan Chase & Co.                    5.88%
Annaly Capital Management, Inc.         4.29%
People's United Financial, Inc.         4.25%
Fifth Third Bancorp                     4.04%
MetLife, Inc.                           3.71%
Alliance Financial Corp.                3.53%
Lazard Ltd., Class A                    3.43%
Merrill Lynch & Co., Inc.               3.30%
The Travelers Companies, Inc.           3.25%
                                       -----
                                       44.01%
                                       =====

TOTAL RETURN+

GROWTH OF $10,000 SINCE INCEPTION

                               (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

                        WITH NO       WITH MAX.
AVERAGE              SALES CHARGE   SALES CHARGE
ANNUAL RETURNS          OR CDSC        OR CDSC
--------------       ------------   ------------
CLASS A
   One year             (6.99)%       (11.64)%
   Three years           2.42%          0.69%
   Since inception       6.22%          5.06%

CLASS C
   One year             (7.63)%        (8.50)%
   Three years           1.74%          1.74%
   Since inception       5.49%          5.49%

                        WITH NO       WITH MAX.
CUMULATIVE           SALES CHARGE   SALES CHARGE
TOTAL RETURNS           OR CDSC        OR CDSC
-------------        ------------   ------------
CLASS A
   One year             (6.99)%       (11.64)%
   Three years           7.45%          2.08%
   Since inception      32.61%         25.98%

CLASS C
   One year             (7.63)%        (8.50)%
   Three years           5.30%          5.30%
   Since inception      28.40%         28.40%

PERFORMANCE OVER THE PAST YEAR

   (GRAPHIC)     (GRAPHIC)   (GRAPHIC)

    -6.99%        -47.55%      -43.91%
--------------    -------    ----------
FUND (CLASS A)     SECTOR    PEER GROUP

THE FUND'S strong performance easily outperformed both its sector and peer group, earning top honors for its category during the period.

THE SECTOR is represented by the KBW Bank Index, a capitalization-weighted index composed of 24 diverse stocks representing national money center banks and leading regional institutions.

THE PEER GROUP is represented by the funds in the Morningstar Specialty - Financial investment category.

                               (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

MODERN PORTFOLIO THEORY STATISTICS**

THREE-YEAR RANGE

Beta                  0.56
R(2)                    45
Alpha                 5.83
Standard Deviation   12.81
Sharpe Ratio         (0.04)

*    KEEP IN MIND THAT INDICES HAVE NO MANAGEMENT FEES OR BROKERAGE COSTS.

+ THE GRAPH AND TABLE DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS. TOTAL RETURN FIG-URES INCLUDE THE REINVESTMENT OF DIVIDENDS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE WITH MARKET CONDITIONS AND AN INVESTOR'S SHARES WHEN REDEEMED MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

**   SOURCE: MORNINGSTAR DIRECT


                           FINANCIAL INDUSTRIES FUND 7

BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

TICKER SYMBOL               BUTXX

PORTFOLIO MANAGER

Seth H. Frimere
Reich & Tang Asset Management LLC
Since inception

MINIMUM INVESTMENT

Regular accounts            $2,500
IRAs                        $  100

ASSET VALUES

Net assets, in millions     $308.56
Net asset value per share   $  1.00

EXPENSE RATIO               0.75%

INCEPTION October 13, 1999

ALL DATA AS OF DECEMBER 31, 2008. PERFORMANCE INFORMATION ASSUMES ALL DISTRIBUTIONS WERE REINVESTED. PAST PERFORMANCE ISN'T A PREDICTION OF FUTURE PERFORMANCE. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

                               (PERFORMANCE GRAPH)

                             (PLOT POINTS TO COME)

IN THIS CHART, THE YIELD SHOWN ON A GIVEN DATE IS THE FUND'S 7-DAY YIELD AS OF THAT DATE. BECAUSE THESE FIGURES ARE CALCULATED USING THE SEC'S STANDARD FORMULA, THEY ARE USEFUL FOR COMPARING THIS FUND'S YIELD TO THOSE OF OTHER FUNDS, BUT THEY MAY BE SLIGHTLY DIFFERENT FROM THE ACTUAL YIELDS AN INVESTOR IN THE FUND WOULD HAVE EARNED.

YIELD AND TOTAL RETURN*

YIELD AND MATURITY -- BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

Daily yield                         0.05%
7-day effective yield               0.09%
30-day effective yield              0.11%
Weighted average days to maturity     40

AVERAGE ANNUAL RETURN -- BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

One year                            1.14%
Three years                         3.23%
Five years                          2.53%
Since inception                     2.58%

CUMULATIVE TOTAL RETURN -- BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

One year                             1.14%
Three years                         10.02%
Five years                          13.35%
Since inception                     26.53%

* THE TABLE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTION OF FUND SHARES. PAST PERFORMANCE IS NOT INDICATIVE OF FUTURE RESULTS.

BURNHAM

                       U.S. Government Money Market Fund

     "Each day has the potential for a newsworthy event that could warrant some action and we continue to account for each one as it emerges."


                                       /s/ Seth Frimere
                                       SETH FRIMERE
                                       Portfolio Manager

As year end 2008 began to approach, the only solace among those of us in the financial community was the anticipation of "putting the year 2008 to sleep" and focusing on an economic recovery in 2009. The fourth quarter was a continuation of one of the most volatile and uncertain periods for the overall health and welfare of our economy. The intensity and duration of our economy's current recessionary period can still be directly related to the "blockage" of credit and liquidity between various financial entities and the reluctance of these institutions to lend to other businesses and individuals. This issue continues to be directly related to the fact that banks and financial intermediaries do not trust each other's short term viability and, therefore, are not interested in assuming any additional risks during such an uncertain economic period.

At the December 16th Federal Open Market Committee (FOMC) meeting the FOMC addressed the current economic crisis and decided to "shoot" all the remaining "bullets in their gun" by reducing their overnight target rate to a range of zero to 0.25%. The FOMC reinforced this action with their released statement which clarified their viewpoint that economic conditions "warrant exceptionally low levels of federal funds rate for some time" and they will do whatever it takes to "promote the resumption of sustainable economic growth and to preserve price stability." The FOMC also communicated their intentions to implement various methods to "provide support to the mortgage and housing markets" and "support credit markets and economic activity." These intentions would be attained through various actions, which would include: 1) the purchase of "large quantities" of agency debt and agency sponsored mortgage backed securities, 2) the purchase of longer-term U.S. Treasury securities, and 3) the continuing evaluation of additional "ways of using its balance sheet to further support credit markets and economic activity."

The FOMC, the U.S. Treasury Department, and the incoming Obama administration are facing an unprecedented moment in our nation's economic history that will require a great deal of foresight, resilience, strength, and courage to address and implement the steps needed to direct our economy down the path of recovery. Each day has the potential for a newsworthy event that could warrant some action and we continue to account for each one as it emerges. Safety and preservation of capital has always been our primary goal, therefore, we will continue to be cautious with any of our purchases to maintain liquidity and preserve capital in the fund.

PORTFOLIO INVESTMENTS

                    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
               ASSET ALLOCATION BY MATURITY (AS A % OF NET ASSETS)

                                  (PIE CHART)

1-5 days                             51%
Over 100 days                        18%
6-75 days                            31%

                    BURNHAM U.S. GOVERNMENT MONEY MARKET FUND
                ASSET ALLOCATION BY TYPE (AS A % OF MARKET VALUE)

                                  (PIE CHART)

U.S. Treasury Notes                  12%
U.S. Treasury Bills                   6%
Repurchase Agreements                50%
U.S. Government Agency Obligations   32%


                               8 MONEY MARKET FUND

THE FINANCIAL PAGES

ABOUT THE INFORMATION IN THIS SECTION

On these pages, you'll find some general background about Burnham Investors Trust as well as details about each fund.

The tables showing financial results are intended to give a picture of each fund's operations over the reporting period as well as a "snapshot" of its assets and liabilities as of the report date.

The text and notes in this section provide context and further detail. These are an integral part of the financial statements: a reader would not be able to gain an accurate understanding of the financial information without reading the text and notes.

ABOUT THE FUNDS

BUSINESS STRUCTURE

The funds are part of Burnham Investors Trust (the "trust"), a Delaware statutory trust. The trust is registered with the U.S. Securities and Exchange Commission as an open-end investment company, commonly known as a mutual fund. Each fund is a diversified series of the trust, with the exception of Burnham Financial Industries Fund, which is non-diversified.

Burnham Financial Services Fund and Burnham U.S. Government Money Market Fund began operations after the creation of the trust on August 20, 1998. The Burnham Financial Industries Fund commenced operations on April 30, 2004. Burnham Fund commenced operations in 1975.

ADMINISTRATION

The following entities handle the funds' main activities:

ADVISOR/ADMINISTRATOR

Burnham Asset Management Corporation
1325 Avenue of the Americas
New York, NY 10019

MANAGES EACH FUND'S ASSETS, EITHER DIRECTLY OR BY CHOOSING A SUBAD-VISER, PROVIDES OFFICES AND PERSONNEL, AND SUPERVISES NON-INVESTMENT-RELATED OPERATIONS.

DISTRIBUTOR

Burnham Securities Incorporated
1325 Avenue of the Americas
New York, NY 10019

UNDER THE FUNDS' (NON-MONEY MARKET FUND) 12B-1 PLANS, THE DISTRIBUTOR MUST USE ITS BEST EFFORTS TO SELL SHARES OF EACH FUND AND SHARE CLASS.

TRANSFER AGENT

PNC Global Investment Servicing
760 Moore Road
King of Prussia, PA 19406

HANDLES SHAREHOLDER TRANSACTIONS IN FUND SHARES.

CUSTODIAN

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

HOLDS AND SETTLES THE FUNDS' PORTFOLIO SECURITIES.

LEGAL COUNSEL

Wilmer Cutler Pickering Hale and Dorr LLP
60 State Street
Boston, MA 02109

OVERSEES LEGAL AFFAIRS FOR THE TRUST.

SHARE CLASSES

The funds offer share classes, as follows:

-    ONE SHARE CLASS, WITHOUT REDEMPTION FEE

     BURNHAM U.S. GOVERNMENT MONEY MARKET FUND

- TWO SHARE CLASSES, CLASS A HAVING A MAXIMUM FRONT-END SALES CHARGE OF 5.00% AND CLASS C HAVING A MAXIMUM BACK END SALES CHARGE OF 1.00%:

     BURNHAM FINANCIAL INDUSTRIES FUND

     BURNHAM FUND*

     BURNHAM FINANCIAL SERVICES FUND*

The CDSC on Class B shares declines to zero after six years of owning the shares, and doesn't apply to shares acquired through reinvestment.

The CDSC on Class C shares declines to zero after the first year and doesn't apply to shares acquired through reinvestment.

Each fund keeps track of its share sales by share class. The trust may issue any number of shares of each fund and class.

* Burham Fund and Burnham Financial Services Fund formerly offered Class B shares. Class B having a maximum contingent deferred sales charge (CDSC) of 5.00%. Since June 30, 2004, Class B shares are no longer offered to new investors. After 8 years, the existing Class B shares will automatically convert to Class A shares.

DISTRIBUTIONS TO SHAREHOLDERS

Each fund distributes its net investment income and net realized capital gains to shareholders every year. The funds intend to qualify as regulated investment companies under the provisions of the Internal Revenue Code, allowing them to pay no federal income taxes.

Burnham U.S. Government Money Market Fund expects to declare income distributions daily and pay them monthly; Burnham Fund, Burnham Financial Services Fund and Burnham Financial Industries Fund expect to declare and pay income distributions once a year. Except for the Burnham U.S. Government Money Market Fund, which is not designed to generate capital gains, each fund expects to declare and pay distributions from net realized capital gains once a year.


                                FINANCIAL PAGES 9

ABOUT THE FINANCIAL STATEMENTS

The financial statements for the funds appear on the following pages. These statements cover the funds' activities over the report period and show where each fund stood as of the last day of the period (in this case, December 31, 2008). The financials appear on a fund-by-fund basis, with the funds in the same order as in the performance discussions earlier in this report.

PORTFOLIO HOLDINGS

Each fund provides a complete listing of the investments in its portfolio, as those investments were on the report date. Holdings are grouped by type. For those funds that invest in stocks, we show each portfolio company according to the industry in which it is grouped. The groupings that we use are based on those used by Standard & Poor's, with minor modifications. The percentage numbers that appear by the category headings show the percentage of a fund's net assets represented by that category of security.

Because securities change in value and the funds buy and sell investments, each fund's holdings are likely to have been different earlier in the report period, and they are also likely to have changed since the report date. However, they do give an accurate picture of the fund at a particular moment in time.

STATEMENT OF ASSETS AND LIABILITIES

Each fund's Statement of Assets and Liabilities is its balance sheet, showing where the fund stood as of the report date. We present each fund's total assets and its total liabilities; the difference between the two is the fund's net assets.

STATEMENT OF OPERATIONS

The Statement of Operations shows what a fund earned over the course of the time period covered by the report, as well as what it spent. Each fund's Statement of Operations also totals the fund's gains and losses on investments, counting those gains and losses that the fund may have realized and those that remain unrealized (that is, losses or gains that were only "on paper" as of the end of the report period).

STATEMENT OF CHANGES IN NET ASSETS

Three major factors determine the size of a mutual fund's assets: the performance of its investments, how much money investors put in or take out, and amounts paid out in dividends. Each fund's Statement of Changes in Net Assets reflects all of these factors (along with other factors that affect asset size), showing the overall change in a fund's size from the beginning of the report period to the end.

FINANCIAL HIGHLIGHTS

These show, in summary form, each fund's performance for the past five years (or less, in the case of new funds). In semi-annual reports, there are also figures for the six-month report period. The information in the first part of each Financial Highlights table reflects financial results for a single fund share. For each fund, the total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the fund, assuming reinvestment of all dividends and distributions and excluding all sales charges.

     RISKS NOT REFLECTED IN BALANCE SHEETS

     EXCEPT FOR THE MONEY MARKET FUND, THE FUNDS HAVE THE ABILITY TO USE VARIOUS TECHNIQUES AND SECURITIES THAT MAY AFFECT A FUND'S INVESTMENT RESULTS AND RISK PROFILE IN WAYS THAT ARE NOT REFLECTED ON ITS BALANCE SHEET. THESE INCLUDE WRITTEN OPTIONS, PURCHASED OPTIONS AND SHORT SALES. TO ACCURATELY ASSESS THE POTENTIAL IMPACT OF THESE INVESTMENTS ON THE FUND, IT'S NECESSARY TO CONSIDER NOT JUST THE FINANCIAL INSTRUMENTS THEMSELVES BUT ALL RELATED AND OFFSETTING POSITIONS THE FUND MAY HOLD.

ACCOUNTING POLICIES

The following are brief descriptions of the accounting policies the funds have used in preparing the financial statements in this report. These policies are consistent with generally accepted accounting principles for U.S. mutual funds.

VALUING SECURITIES

The funds use these methods to value portfolio securities:

     STOCKS and other equities are valued at the last quoted sales price as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) or the NAS-DAQ Official Closing Price ("NOCP") on the valuation date. If there are no trades or no closing price that day, securities are valued at the last available or official bid price.

     BONDS and other debt securities (except for short-term securities) are valued according to prices obtained from independent pricing services or from a principal market maker. These services rely either on the latest bid and asked prices or on a matrix system that assigns values based on a number of factors, such as security prices, yields, maturities, and ratings.

     MONEY MARKET INSTRUMENTS and other temporary cash investments are valued differently depending on the fund. The Burnham U.S. Government Money Market Fund values them at amortized cost, which approximates fair value, by amortizing any discount or premium in a straight line from the present to the maturity date (the method most commonly used to value these types of securities). The remaining funds use this method for temporary cash investments whose maturity is less than 60 days. For temporary cash investments whose maturity is longer than 60 days, the remaining funds value them the same way bonds are valued.

     REPURCHASE AGREEMENTS, which each fund can use as long as the counterparties meet the Trustees' credit standards, are recorded at cost. Any repurchase agreements must be fully collateralized by U.S. government securities, which are held by a custodian bank until the agreements mature. These securities are monitored daily to ensure that their value (including interest) is at least 102% of the amount owed to a fund under the related repurchase agreement. In the event of counter-party default, a fund has the right to use the collateral to offset losses incurred. There is potential loss in the event a fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period while the fund seeks to assert its rights.


                         10 FINANCIAL PAGES

     OPTION CONTACTS may be written or purchased by the non-money market funds to manage exposure to certain changes in the market. When a Fund writes a call or put option, it records the amount received as an asset and an equivalent amount as a liability. The fund subsequently marks-to-market the liability to reflect the current value of the option written. The writing or purchase of put or call options may result in losses to the fund, force the purchase or sale, respectively, of portfolio securities at inopportune times or for prices higher than or lower than current market values, limit the amount of appreciation the fund can realize on its investments or cause the fund to hold a security it might otherwise sell or sell a security it might otherwise hold. When an option expires or is offset, the fund records a gain or loss (separate from any unrealized gain or loss on the underlying security). When a counterparty exercises a call option that the fund wrote, the fund adds the proceeds from the delivery of the underlying security to the amount originally received and records the resulting gain or loss.

     Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and for written options.

     FAIR VALUE PRICING. Each fund (other than the money market fund) values the securities in its portfolio on the basis of market quotations and valuations provided by independent pricing services. A fund that uses fair value to price securities may value those securities higher or lower than a fund that uses market quotations. By its nature a fair value price is an estimate and differences between fair value and what a security is sold for could be material. Securities for which market quotations are not readily available, or that have quotations which Management believes are not reliable, are valued at fair value as determined in good faith under consistently applied procedures established by and under the general supervision of the Board of Trustees. For additional information see Note 15 to the Notes to Financial Statements, including a discussion of FAS 157--Fair Value Measurements.

     SHORT SALES

     Short sales may be used by non-money market funds to manage risk to certain changes in the market. When a fund enters into a short sale, the fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked-to-market to reflect the market value of the securities sold short. The fund may also incur a dividend expense if a security that has been sold short declares a dividend. Until the fund replaces a borrowed security, it will maintain in a segregated account at all times cash, U.S. government securities, or other liquid securities in an amount which, when added to any amount deposited with a broker or custodian as collateral will at least equal the current market value of the security sold short. All short sales must be collateralized as required by law or agreement with the funds prime broker. The fund is exposed to market risk based on the amount, if any, that the market value of the securities sold short exceeds the proceeds received.

     Short sales involve elements of market risk and exposure to loss in excess of the amounts reflected in the Statement of Assets and Liabilities. This risk is potentially unlimited, as a fund that sells a security short without hedging will be exposed to any market value increase. During the period, only Burnham Financial Industries Fund engaged in short sales.

     ACCOUNTING FOR PORTFOLIO TRANSACTIONS

     The funds account for purchases and sales of portfolio securities as of each security's trade date. The funds determine realized gains and losses based on identified cost (the same basis used for federal income tax purposes). When the funds earn dividends, they record the income on the ex-dividend date, minus any foreign taxes. The funds record interest income as it accrues. Amortization of all premiums and discounts relating to fixed income securities are calculated using the effective yield method.

     DISTRIBUTIONS AND TAXES

     The funds record distributions on the ex-dividend date. On occasion, a fund may make reclassifications among some of its capital accounts. This could have the effect of changing the nature of certain distributions that have already been made, which could have tax implications for shareholders. The fund would only make reclassifications consistent with federal tax regulations.

     AFFILIATED PARTIES

     Certain trustees and officers of the trust may also be trustees, officers and/or employees of the adviser, administrator, or distributor. The trust paid only trustees not currently affiliated with the trust. None of the trust's officers received any compensation from the trust.

     EXPENSES

     Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

     USE OF MANAGEMENT ESTIMATES

     Management has had to make certain estimates and assumptions in computing net asset value and preparing the financial statements, so the actual cash amounts received or paid for a fund's assets, liabilities, income, and other items may ultimately differ from what is shown here.

     SECURITIES LENDING

     The funds may lend securities to brokers, dealers, and other financial organizations to earn additional income. Each security loan is collateralized with segregated assets held with the custodian in an amount equal to or greater than the current market value of the loaned securities.

     When a fund lends securities, there is a risk that the borrower may fail to return the securities. As a result, the fund may incur a loss or, in the event of a borrower's bankruptcy, may be delayed in, or prevented from, liquidating the collateral. The fund will bear the risk of loss with respect to the investment of cash collateral.


                               FINANCIAL PAGES 11

Burnham Fund

PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                                                                                          NUMBER OF
                                                                                                            SHARES        VALUE
                                                                                                         -----------   ------------
COMMON STOCKS 76.60%
(PERCENTAGE OF NET ASSETS)
CONSUMER DISCRETIONARY 5.07%
AUTO MANUFACTURERS 0.79%
 - Ford Motor Co.                                                                                            200,000   $    458,000
                                                                                                                       ------------
RESTAURANTS 4.28%
   McDonald's Corp.                                                                                           40,000      2,487,600
                                                                                                                       ------------
TOTAL CONSUMER DISCRETIONARY (COST: $1,745,582)                                                                           2,945,600
                                                                                                                       ------------
CONSUMER STAPLES 9.10%
HOUSEHOLD PRODUCTS 2.12%
   The Procter & Gamble Co.                                                                                   20,000      1,236,400
                                                                                                                       ------------
PACKAGED FOOD & MEATS 3.21%
General Mills, Inc.                                                                                           15,000        911,250
 - The Hain Celestial Group, Inc.                                                                             50,000        954,500
                                                                                                                       ------------
                                                                                                                          1,865,750
                                                                                                                       ------------
SOFT DRINKS 3.77%
   PepsiCo, Inc.(a)                                                                                           40,000      2,190,800
                                                                                                                       ------------
TOTAL CONSUMER STAPLES (COST: $4,642,390)                                                                                 5,292,950
                                                                                                                       ------------
ENERGY 25.55%
ENERGY-ALTERNATIVE SOURCES 0.60%
 - Suntech Power Holdings Co., Ltd.
 - ADR                                                                                                        30,000        351,000
                                                                                                                       ------------
INTEGRATED OIL & GAS 12.88%
   BP p.l.c. - ADR                                                                                            15,000        701,100
   Chevron Corp.                                                                                              20,000      1,479,400
   ConocoPhillips                                                                                             10,000        518,000
   Exxon Mobil Corp.(a)                                                                                       60,000      4,789,800
                                                                                                                       ------------
                                                                                                                          7,488,300
                                                                                                                       ------------
OIL & GAS - DRILLING 0.81%
 - Transocean Ltd.                                                                                            10,000        472,500
                                                                                                                       ------------
OIL & GAS - EQUIPMENT & SERVICES 0.63%
 - National Oilwell Varco, Inc.                                                                               15,000        366,600
                                                                                                                       ------------
OIL & GAS - EXPLORATION & PRODUCTION 4.52%
   Devon Energy Corp.                                                                                         40,000      2,628,400
                                                                                                                       ------------
OIL & GAS - STORAGE & TRANSPORTATION 6.11%
   Eagle Rock Energy Partners, L.P.                                                                          100,000        471,000
 - Kinder Morgan Management, LLC                                                                              40,865      1,633,801
   The Williams Companies, Inc.                                                                              100,000      1,448,000
                                                                                                                       ------------
                                                                                                                          3,552,801
                                                                                                                       ------------
TOTAL ENERGY (COST: $11,744,795)                                                                                         14,859,601
                                                                                                                       ------------
FINANCIAL SERVICES 5.70%
OTHER DIVERSIFIED FINANCIAL SERVICES 3.31%
   Bank of America Corp.                                                                                      50,000        704,000
   Citigroup Inc.                                                                                             50,000        335,500
   Wells Fargo & Co.                                                                                          30,000        884,400
                                                                                                                       ------------
                                                                                                                          1,923,900
                                                                                                                       ------------

                                                                                                          NUMBER OF
                                                                                                            SHARES        VALUE
                                                                                                         -----------   ------------
CONSUMER FINANCE 2.39%
   American Express Co.                                                                                       75,000   $  1,391,250
                                                                                                                       ------------
TOTAL FINANCIAL SERVICES (COST: $2,665,435)                                                                               3,315,150
                                                                                                                       ------------
INDUSTRIALS 9.20%
AEROSPACE & DEFENSE 1.84%
   United Technologies Corporation                                                                            20,000      1,072,000
                                                                                                                       ------------
CONSTRUCTION & ENGINEERING 1.54%
   Fluor Corp.                                                                                                20,000        897,400
                                                                                                                       ------------
CONSTRUCTION, FARM MACHINERY & TRUCKS 0.74%
   The Manitowoc Co., Inc.                                                                                    50,000        433,000
                                                                                                                       ------------
ELECTRICAL COMPONENTS & EQUIPMENT 0.83%
 - Thomas & Betts Corp.                                                                                       20,000        480,400
                                                                                                                       ------------
ENVIRONMENTAL FACILITIES SERVICES 1.79%
 - Stericycle, Inc.                                                                                           20,000      1,041,600
                                                                                                                       ------------
INDUSTRIAL CONGLOMERATES 0.84%
   General Electric Co.                                                                                       30,000        486,000
                                                                                                                       ------------
RAILROADS 1.62%
   Norfolk Southern Corp.                                                                                     20,000        941,000
                                                                                                                       ------------
TOTAL INDUSTRIALS (COST: $6,130,627)                                                                                      5,351,400
                                                                                                                       ------------
INFORMATION TECHNOLOGY 11.86%
COMPUTER HARDWARE 7.10%
 - Apple Inc.                                                                                                 30,000      2,560,500
   Hewlett-Packard Co.                                                                                        20,000        725,800
   International Business Machines Corp.                                                                      10,000        841,600
                                                                                                                       ------------
                                                                                                                          4,127,900
                                                                                                                       ------------
INTERNET SOFTWARE & SERVICES 1.59%
 - Google Inc.                                                                                                 3,000        922,950
                                                                                                                       ------------
SYSTEMS SOFTWARE 3.17%
   Microsoft Corp.                                                                                            40,000        777,600
 - Oracle Corp.                                                                                               60,000      1,063,800
                                                                                                                       ------------
                                                                                                                          1,841,400
                                                                                                                       ------------
TOTAL INFORMATION TECHNOLOGY (COST: $6,317,517)                                                                           6,892,250
                                                                                                                       ------------
MATERIALS 4.89%
DIVERSIFIED METALS & MINING 1.26%
   Freeport-McMoran Copper & Gold Inc.                                                                        30,000        733,200
                                                                                                                       ------------
FERTILIZERS & AGRICULTURAL CHEMICALS 3.63%
   Monsanto Co.                                                                                               30,000      2,110,500
                                                                                                                       ------------
TOTAL MATERIALS (COST: $3,301,347)                                                                                        2,843,700
                                                                                                                       ------------
TELECOMMUNICATIONS SERVICES 3.22%
INTEGRATED TELECOMMUNICATIONS SERVICES 3.22%
   AT&T Inc.                                                                                                  30,000        855,000
   Verizon Communications Inc.                                                                                30,000      1,017,000
                                                                                                                       ------------
                                                                                                                          1,872,000
                                                                                                                       ------------
TOTAL TELECOMMUNICATIONS SERVICES
   (COST: $1,890,228)                                                                                                     1,872,000
                                                                                                                       ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS


                                 12 BURNHAM FUND

Burnham Fund CONTINUED

PORTFOLIO HOLDINGS (CONTINUED) AS OF DECEMBER 31, 2008

                                                                                                          NUMBER OF
                                                                                                            SHARES        VALUE
                                                                                                         -----------   ------------
UTILITIES 2.01%
INDIVIDUAL POWER PRODUCERS & ENERGY TRADERS 2.01%
 - NRG Energy, Inc.                                                                                           50,000   $  1,166,500
                                                                                                                       ------------
   TOTAL UTILITIES (COST: $993,696)                                                                                       1,166,500
                                                                                                                       ------------
TOTAL COMMON STOCKS (COST: $39,431,617)                                                                                  44,539,151
                                                                                                                       ------------
EXCHANGE TRADED FUND 5.21%
 - SPDR Gold Trust                                                                                            35,000      3,029,250
                                                                                                                       ------------
TOTAL EXCHANGE TRADED FUND (COST: $2,871,084)                                                                             3,029,250
                                                                                                                       ------------

                                                                                                             FACE
                                                                                                            VALUE
                                                                                                         -----------
SHORT-TERM INSTRUMENTS 16.78%
(PERCENTAGE OF NET ASSETS)
TIME DEPOSIT 16.78%
   Citibank
   0.06%, 1/02/09                                                                                        $ 9,756,056      9,756,056
                                                                                                         -----------   ------------
TOTAL TIME DEPOSIT
   (COST: $9,756,056)                                                                                      9,756,056      9,756,056
                                                                                                         -----------   ------------
TOTAL INVESTMENTS 98.59%
(COST $52,058,757)                                                                                                     $ 57,324,457
CALL OPTIONS WRITTEN (0.00)%
(PREMIUMS RECEIVED $45,544)                                                                                                  (2,000)
CASH AND OTHER ASSETS, LESS LIABILITIES 1.41%                                                                               822,889
                                                                                                                       ------------
NET ASSETS 100.00%                                                                                                     $ 58,145,346
                                                                                                                       ============

                                                                                                          NUMBER OF
                                                                                                            SHARES        VALUE
                                                                                                         -----------   ------------
CALL OPTIONS WRITTEN (0.00)%
   Exxon Mobil Corp. Calls
   @ 90 due Jan 09                                                                                               100   $     (1,000)
                                                                                                                       ------------
   PepsiCo, Inc. Calls
   @ 65 due Jan 09                                                                                               200         (1,000)
                                                                                                                       ------------
TOTAL CALL OPTIONS WRITTEN
   (PREMIUMS RECEIVED: $45,544)                                                                                        $     (2,000)
                                                                                                                       ============

FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

THE TAX COST OF THE FUND AT DECEMBER 31, 2008, BASED ON SECURITIES OWNED WAS $52,347,525. THE UNREALIZED GROSS APPRECIATION/ (DEPRECIATION) FOR ALL SECURITIES IN THE FUND AT DECEMBER 31, 2008 WAS $12,531,159 AND ($7,554,227), RESPECTIVELY.

-    INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.

(a)  SECURITIES OR PARTIAL SECURITIES ON WHICH CALL OPTIONS WERE WRITTEN.

ADR - AMERICAN DEPOSITORY RECEIPT.

SEE NOTES TO FINANCIAL STATEMENTS


                                 BURNHAM FUND 13

BURNHAM Financial Services Fund

PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                                                                                          NUMBER OF
                                                                                                            SHARES         VALUE
                                                                                                         -----------   ------------
COMMON STOCKS 85.37%
(PERCENTAGE OF NET ASSETS)
BANKS 24.06%
BANKS - REGIONAL 24.06%
   Alliance Financial Corp.                                                                                  120,374   $  2,852,864
   Bancorp Rhode Island, Inc.                                                                                 46,738        990,846
 - Connecticut Bank & Trust Co.                                                                               59,700        295,515
 - Guaranty Bancorp                                                                                          419,211        838,422
   Harleysville National Corp.                                                                               100,000      1,444,000
   IBERIABANK Corp.                                                                                            3,207        153,936
   National City Corp.(b)                                                                                    100,000        181,000
   PacWest Bancorp                                                                                            16,300        438,470
   Porter Bancorp, Inc.                                                                                      129,174      1,982,821
   Sterling Bancorp                                                                                          100,000      1,403,000
   The Colonial BancGroup, Inc.                                                                               25,000         51,750
   Webster Financial Corp.(b)                                                                                 75,000      1,033,500
                                                                                                                       ------------
                                                                                                                         11,666,124
                                                                                                                       ------------
TOTAL BANKS (COST: $16,342,439)                                                                                          11,666,124
                                                                                                                       ------------
DIVERSIFIED FINANCIALS 39.81%
ASSET MANAGEMENT & CUSTODY BANKS 4.91%
   Ameriprise Financial, Inc.(b)                                                                              50,000      1,168,000
   Invesco Ltd.(b)                                                                                            40,600        586,264
   Janus Capital Group Inc.(b)                                                                                25,000        200,750
   The Bank of New York Mellon Corp.(b)                                                                       15,000        424,950
                                                                                                                       ------------
                                                                                                                          2,379,964
                                                                                                                       ------------
CONSUMER FINANCE 1.83%
 - SLM Corp.(b)                                                                                              100,000        890,000
                                                                                                                       ------------
CREDIT SERVICES 0.94%
   CIT Group, Inc.(b)                                                                                        100,000        454,000
                                                                                                                       ------------
INVESTMENT BANKING & BROKERAGE 4.52%
   Charles Schwab Corp.(b)                                                                                    50,000        808,500
   Merrill Lynch & Co., Inc.(b)                                                                               50,000        582,000
   Morgan Stanley(b)                                                                                          50,000        802,000
                                                                                                                       ------------
                                                                                                                          2,192,500
                                                                                                                       ------------
LIFE & HEALTH INSURANCE 2.51%
   MetLife, Inc.(b)                                                                                           35,000      1,220,100
                                                                                                                       ------------
MULTI-LINE INSURANCE 0.93%
   Assurant, Inc.(b)                                                                                          15,000        450,000
                                                                                                                       ------------
OTHER DIVERSIFIED FINANCIAL SERVICES 6.61%
   Citigroup Inc.(b)                                                                                         125,000        838,750
   JPMorgan Chase & Co.(b)                                                                                    75,000      2,364,750
                                                                                                                       ------------
                                                                                                                          3,203,500
                                                                                                                       ------------
PROPERTY & CASUALTY INSURANCE 2.44%
   Assured Guaranty Ltd.(b)                                                                                   50,000        570,000
 - CRM Holdings, Ltd.                                                                                        359,937        611,893
                                                                                                                       ------------
                                                                                                                          1,181,893
                                                                                                                       ------------

                                                                                                          NUMBER OF
                                                                                                            SHARES         VALUE
                                                                                                         -----------   ------------
REAL ESTATE INVESTMENT TRUSTS 14.51%
   American Capital Agency Corp.(b)                                                                           81,267   $  1,735,863
   Annaly Capital Management, Inc.(b)                                                                        125,000      1,983,750
   Chimera Investment Corp.                                                                                  300,000      1,035,000
   MFA Mortgage Investments, Inc.                                                                            387,534      2,282,575
                                                                                                                       ------------
                                                                                                                          7,037,188
                                                                                                                       ------------
UNREGISTERED INVESTMENT COMPANY 0.61%
   Peregrine Holdings Ltd.(a, 11, 12)                                                                        275,000        295,107
                                                                                                                       ------------
TOTAL DIVERSIFIED FINANCIALS (COST: $28,287,966)                                                                         19,304,252
                                                                                                                       ------------
THRIFTS & MORTGAGE FINANCE 21.50%
THRIFTS & MORTGAGE FINANCE 21.50%
   Bank of Atlanta(a, 12)                                                                                    228,572      1,195,432
   Beacon Federal Bancorp, Inc.                                                                               66,100        544,003
 - Chicopee Bancorp, Inc.                                                                                    105,727      1,258,151
   Citizens South Banking Corp., Inc.                                                                        233,001      1,395,676
 - Investors Bancorp, Inc.(b)                                                                                 35,000        470,050
   New York Community Bancorp, Inc.                                                                           30,000        358,800
   Northeast Community Bancorp, Inc.                                                                          50,000        347,000
   Parkvale Financial Corp.                                                                                   17,024        211,438
   People's United Financial, Inc.(b)                                                                        115,000      2,050,450
   TFS Financial Corp.                                                                                       201,000      2,592,900
                                                                                                                       ------------
                                                                                                                         10,423,900
                                                                                                                       ------------
TOTAL THRIFTS & MORTGAGE FINANCE (COST: $12,683,580)                                                                     10,423,900
                                                                                                                       ------------
TOTAL COMMON STOCKS (COST: $57,313,985)                                                                                  41,394,276
                                                                                                                       ------------

                                                                                                            FACE
                                                                                                            VALUE
                                                                                                         -----------
SHORT-TERM INSTRUMENTS 13.61%
(PERCENTAGE OF NET ASSETS)
CERTIFICATE OF DEPOSIT 0.21%
   Eastern Bank
   1.50%, 11/27/09                                                                                       $   100,000        100,000
                                                                                                                       ------------
TOTAL CERTIFICATE OF DEPOSIT (COST: $100,000)                                                                               100,000
                                                                                                                       ------------
TIME DEPOSIT 13.40%
   Bank of America Corp.
   0.06%, 1/02/09                                                                                          6,499,999      6,499,999
                                                                                                                       ------------
TOTAL TIME DEPOSIT (COST: $6,499,999)                                                                                     6,499,999
                                                                                                                       ------------
TOTAL SHORT-TERM INSTRUMENTS (COST: $6,599,999)                                                                           6,599,999
                                                                                                                       ------------
TOTAL INVESTMENTS 98.98%
(COST $63,913,984)                                                                                                     $ 47,994,275
CALL OPTIONS WRITTEN (0.86)%
(PREMIUMS RECEIVED $1,263,269)                                                                                             (415,482)
CASH AND OTHER ASSETS, LESS LIABILITIES 1.88%                                                                               909,917
                                                                                                                       ------------
NET ASSETS 100.00%                                                                                                     $ 48,488,710
                                                                                                                       ============

                                               SEE NOTES TO FINANCIAL STATEMENTS


                           14 FINANCIAL SERVICES FUND

BURNHAM Financial Services Fund CONTINUED

PORTFOLIO HOLDINGS (CONTINUED) AS OF DECEMBER 31, 2008

                                                                                                          NUMBER OF
                                                                                                          CONTRACTS        VALUE
                                                                                                         -----------   ------------
CALL OPTIONS WRITTEN (0.86)%
   American Capital Agency Corp. Calls
   @ 20 due Jan 09                                                                                               17    $     (2,295)
                                                                                                                       ------------
   Ameriprise Financial, Inc. Calls
   @ 50 due Mar 09                                                                                              250          (1,250)
                                                                                                                       ------------
   Annaly Capital Management, Inc. Calls
   @ 15 due Jan 09                                                                                              750         (93,750)
   @ 16 due Jan 09                                                                                              500         (34,500)
                                                                                                                       ------------
                                                                                                                           (128,250)
                                                                                                                       ------------
   Assurant, Inc. Calls
   @ 30 due Feb 09                                                                                               75         (26,250)
   @ 35 due Mar 09                                                                                               75         (17,325)
                                                                                                                       ------------
                                                                                                                            (43,575)
                                                                                                                       ------------
   Assured Guaranty Ltd. Calls
   @ 15 due Jan 09                                                                                              100          (2,000)
   @ 17.5 due Jan 09                                                                                            200          (1,500)
   @ 20 due Jan 09                                                                                               50            (125)
   @ 30 due Jan 09                                                                                              150            (375)
                                                                                                                       ------------
                                                                                                                             (4,000)
                                                                                                                       ------------
   Charles Schwab Corp. Calls
   @ 25 due Jan 09                                                                                              500          (1,250)
                                                                                                                       ------------
   CIT Group, Inc. Calls
   @ 5 due Jan 09                                                                                               250          (6,250)
   @ 5 due Feb 09                                                                                               250         (16,250)
   @ 7.5 due Apr 09                                                                                             250         (10,250)
                                                                                                                       ------------
                                                                                                                            (32,750)
                                                                                                                       ------------
   Citigroup Inc. Calls
   @ 22.5 due Jan 09                                                                                            250            (250)
   @ 32.5 due Jan 09                                                                                            200            (100)
                                                                                                                       ------------
                                                                                                                               (350)
                                                                                                                       ------------
   Invesco Ltd. Calls
   @ 25 due Jan 09                                                                                              100          (1,000)
                                                                                                                       ------------
   Investors Bancorp, Inc. Calls
   @ 15 due Jan 09                                                                                              250          (2,500)
   @ 15 due Apr 09                                                                                              100          (5,000)
                                                                                                                       ------------
                                                                                                                             (7,500)
                                                                                                                       ------------
   Janus Capital Group Inc. Calls
   @ 22.5 due Jan 09                                                                                            125            (312)
                                                                                                                       ------------
   JPMorgan Chase & Co. Calls
   @ 45 due Jan 09                                                                                              250          (1,000)
   @ 47.5 due Jan 09                                                                                            125            (125)
   @ 50 due Jan 09                                                                                              375            (750)
                                                                                                                       ------------
                                                                                                                             (1,875)
                                                                                                                       ------------
   Merrill Lynch & Co., Inc. Calls
   @ 15 due Jan 09                                                                                              250          (2,250)
                                                                                                                       ------------
   MetLife, Inc. Calls
   @ 35 due Jan 09                                                                                              100         (25,000)
   @ 55 due Jan 09                                                                                              250          (1,250)
                                                                                                                       ------------
                                                                                                                            (26,250)
                                                                                                                       ------------

                                                                                                          NUMBER OF
                                                                                                          CONTRACTS        VALUE
                                                                                                         -----------   ------------
   Morgan Stanley Calls
   @ 17.5 due Jan 09                                                                                             125   $     (5,000)
   @ 22.5 due Apr 09                                                                                             125         (7,500)
   @ 27 due Jan 09                                                                                               250           (625)
                                                                                                                       ------------
                                                                                                                            (13,125)
                                                                                                                       ------------
   National City Corp. Calls
   @ 4 due Jan 09                                                                                                250           (625)
   @ 5 due Jan 09                                                                                                500           (500)
   @ 7.5 due Jan 09                                                                                              250           (625)
                                                                                                                       ------------
                                                                                                                             (1,750)
                                                                                                                       ------------
   People's United Financial, Inc. Calls
   @ 17.5 due Feb 09                                                                                             250        (31,250)
   @ 20 due Jan 09                                                                                               500         (5,000)
   @ 20 due Feb 09                                                                                               300        (11,700)
   @ 22.5 due Jan 09                                                                                             100           (500)
                                                                                                                       ------------
                                                                                                                            (48,450)
                                                                                                                       ------------
   SLM Corp. Calls
   @ 15 due Jan 09                                                                                               250           (625)
   @ 17.5 due Jan 09                                                                                             250           (250)
                                                                                                                       ------------
                                                                                                                               (875)
                                                                                                                       ------------
   The Bank of New York Mellon Corp. Calls
   @ 30 due Feb 09                                                                                               150        (35,250)
                                                                                                                       ------------
   Webster Financial Corp. Calls
   @ 12.5 due Feb 09                                                                                             125        (24,375)
   @ 15 due Apr 09                                                                                               250        (37,500)
   @ 22.5 due Jan 09                                                                                             125         (1,250)
                                                                                                                       ------------
                                                                                                                            (63,125)
                                                                                                                       ------------
TOTAL CALL OPTIONS WRITTEN
   (PREMIUMS RECEIVED: $1,263,269)                                                                                     $   (415,482)
                                                                                                                       ============

FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

THE TAX COST OF THE FUND AT DECEMBER 31, 2008, BASED ON SECURITIES OWNED WAS $66,651,365. THE UNREALIZED GROSS APPRECIATION/ (DEPRECIATION) FOR ALL SECURITIES IN THE FUND AT DECEMBER 31, 2008 WAS $1,606,274 AND ($20,263,364), RESPECTIVELY.

-    INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.

(a) INDICATES A FAIR VALUED SECURITY. TOTAL MARKET VALUE FOR FAIR VALUED SECURITIES IS $1,490,539, REPRESENTING 3.07% OF NET ASSETS.

(b)  SECURITIES OR PARTIAL SECURITIES ON WHICH CALL OPTIONS WERE WRITTEN.

SEE NOTES TO FINANCIAL STATEMENTS


                           FINANCIAL SERVICES FUND 15

BURNHAM Financial Industries Fund

PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                                                                                          NUMBER OF
                                                                                                            SHARES        VALUE
                                                                                                         -----------   ------------
COMMON STOCKS 97.51%
(PERCENTAGE OF NET ASSETS)
BANKS 21.44%
BANKS - REGIONAL 20.19%
   Alliance Financial Corp.(a)                                                                               117,857   $  2,793,211
   Bancorp Rhode Island, Inc.(a)                                                                             116,352      2,466,662
 - Connecticut Bank & Trust Co.                                                                               71,374        353,301
   Fifth Third Bancorp(b)                                                                                    400,000      3,304,000
 - First Horizon National Corp.(b)                                                                           152,755      1,614,620
   IBERIABANK Corp.                                                                                            6,414        307,872
   National City Corp.(b)                                                                                    100,000        181,000
   PacWest Bancorp                                                                                            15,000        403,500
   Regions Financial Corp.(b)                                                                                 75,000        597,000
   Synovus Financial Corp.(b)                                                                                175,000      1,452,500
   The Colonial BancGroup, Inc.                                                                               25,000         51,750
   The South Financial Group, Inc.(a)                                                                        250,000      1,080,000
   Webster Financial Corp.(b)                                                                                100,000      1,378,000
                                                                                                                       ------------
                                                                                                                         15,983,416
                                                                                                                       ------------
DIVERSIFIED BANKS 1.25%
   Comerica Inc.(b)                                                                                           50,000        992,500
                                                                                                                       ------------
TOTAL BANKS (COST: $19,722,351)                                                                                          16,975,916
                                                                                                                       ------------
DIVERSIFIED FINANCIALS 55.24%
ASSET MANAGEMENT & CUSTODY BANKS 9.50%
   Ameriprise Financial, Inc.(b)                                                                              37,500        876,000
   Eaton Vance Corp.(b)                                                                                       30,000        630,300
   Federated Investors, Inc., Class B(b)                                                                      60,000      1,017,600
   Invesco Ltd.                                                                                               50,000        722,000
   Janus Capital Group Inc.(b)                                                                               125,000      1,003,750
   State Street Corp.(b)                                                                                      40,000      1,573,200
   The Bank of New York Mellon Corp.(b)                                                                       60,000      1,699,800
                                                                                                                       ------------
                                                                                                                          7,522,650
                                                                                                                       ------------
CONSUMER FINANCE 2.53%
 - SLM Corp.(b)                                                                                              225,000      2,002,500
                                                                                                                       ------------
CREDIT SERVICES 0.72%
   CIT Group, Inc.(b)                                                                                        125,000        567,500
                                                                                                                       ------------
INVESTMENT BANKING & BROKERAGE 11.13%
   Charles Schwab Corp.(b)                                                                                   125,000      2,021,250
   Lazard Ltd., Class A(b)                                                                                   100,000      2,974,000
   Merrill Lynch & Co., Inc.(b)                                                                              225,000      2,619,000
   Morgan Stanley(b)                                                                                          75,000      1,203,000
                                                                                                                       ------------
                                                                                                                          8,817,250
                                                                                                                       ------------
LIFE & HEALTH INSURANCE 6.48%
   Lincoln National Corp.(b)                                                                                  75,000      1,413,000
   MetLife, Inc.(b)                                                                                           85,000      2,963,100
   Prudential Financial, Inc.(b)                                                                              25,000        756,500
                                                                                                                       ------------
                                                                                                                          5,132,600
                                                                                                                       ------------
MULTI-LINE INSURANCE 2.46%
   Assurant, Inc.(b)                                                                                          65,000      1,950,000
                                                                                                                       ------------

                                                                                                          NUMBER OF
                                                                                                            SHARES        VALUE
                                                                                                         -----------   ------------
OTHER DIVERSIFIED FINANCIAL SERVICES 6.78%
   Citigroup Inc.(a, b)                                                                                       95,000   $    637,450
   JPMorgan Chase & Co.(b)                                                                                   150,000      4,729,500
                                                                                                                       ------------
                                                                                                                          5,366,950
                                                                                                                       ------------
PROPERTY & CASUALTY INSURANCE 4.62%
   Assured Guaranty Ltd.(b)                                                                                   40,000        456,000
 - CRM Holdings, Ltd.                                                                                        288,494        490,440
   The Travelers Companies, Inc.(b)                                                                           60,000      2,712,000
                                                                                                                       ------------
                                                                                                                          3,658,440
                                                                                                                       ------------
REAL ESTATE INVESTMENT TRUSTS 11.02%
   American Capital Agency Corp.                                                                             108,182      2,310,768
   Annaly Capital Management, Inc.(b)                                                                        225,000      3,570,750
   Chimera Investment Corp.                                                                                  300,000      1,035,000
   MFA Mortgage Investments, Inc.(a)                                                                         307,266      1,809,797
                                                                                                                       ------------
                                                                                                                          8,726,315
                                                                                                                       ------------
TOTAL DIVERSIFIED FINANCIALS (COST: $51,922,992)                                                                         43,744,205
                                                                                                                       ------------
THRIFTS & MORTGAGE FINANCE 20.83%
THRIFTS & MORTGAGE FINANCE 20.83%
   Beacon Federal Bancorp, Inc.                                                                              159,363      1,311,557
 - Chicopee Bancorp, Inc.                                                                                     83,204        990,128
   Citizens South Banking Corp., Inc.                                                                        137,600        824,224
 - FirstFed Financial Corp.(b)                                                                                60,000        105,000
 - Investors Bancorp, Inc.(b)                                                                                165,000      2,215,950
   New York Community Bancorp, Inc.                                                                           60,000        717,600
   Northeast Community Bancorp, Inc.                                                                          30,000        208,200
   People's United Financial, Inc.(b)                                                                        197,600      3,523,208
   Rome Bancorp, Inc.                                                                                            188          1,636
   TFS Financial Corp.(a)                                                                                    511,251      6,595,138
                                                                                                                       ------------
                                                                                                                         16,492,641
                                                                                                                       ------------
TOTAL THRIFTS & MORTGAGE FINANCE (COST: $16,487,491)                                                                     16,492,641
                                                                                                                       ------------
TOTAL COMMON STOCKS (COST: $88,132,834)                                                                                  77,212,762
                                                                                                                       ------------

                                                                                                            FACE
                                                                                                            VALUE
                                                                                                         -----------
SHORT-TERM INSTRUMENTS 5.70%
(PERCENTAGE OF NET ASSETS)
CERTIFICATE OF DEPOSIT 0.13%
   Eastern Bank
   1.50%, 11/27/09                                                                                       $   100,000        100,000
                                                                                                                       ------------
TOTAL CERTIFICATE OF DEPOSIT (COST: $100,000)                                                                               100,000
                                                                                                                       ------------
TIME DEPOSIT 5.57%
   Bank of America Corp.
   0.06%, 1/02/09                                                                                          4,413,652      4,413,652
                                                                                                                       ------------
TOTAL TIME DEPOSIT (COST: $4,413,652)                                                                                     4,413,652
                                                                                                                       ------------
TOTAL SHORT-TERM INSTRUMENTS (COST: $4,513,652)                                                                           4,513,652
                                                                                                                       ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS


                          16 FINANCIAL INDUSTRIES FUND

BURNHAM Financial Industries Fund CONTINUED

PORTFOLIO HOLDINGS (CONTINUED) AS OF DECEMBER 31, 2008

                                                                                                                          VALUE
                                                                                                                       ------------
TOTAL INVESTMENTS 103.21%
(COST $92,646,486)                                                                                                     $ 81,726,414
SHORT SALES (15.04)%
(PROCEEDS $12,067,339)                                                                                                  (11,903,983)
CALL OPTIONS WRITTEN (2.10)%
(PREMIUMS RECEIVED $4,985,038)                                                                                           (1,663,348)
PUT OPTIONS WRITTEN (0.62)%
(PREMIUMS RECEIVED $974,373)                                                                                               (492,225)
CASH AND OTHER ASSETS, LESS LIABILITIES 14.55%                                                                           11,518,160
                                                                                                                       ------------
NET ASSETS 100.00%                                                                                                     $ 79,185,018
                                                                                                                       ============

                                                                                                          NUMBER OF
                                                                                                           SHARES
                                                                                                         -----------
SHORT SALES(a) (15.04)%
 - AmeriCredit Corp.(b)                                                                                       50,000   $   (382,000)
   City National Corp.(b)                                                                                     30,000     (1,461,000)
   East West Bancorp                                                                                          38,934       (621,776)
   First Niagara Financial Group, Inc.                                                                       118,300     (1,912,911)
   Marshall & Ilsley Corp.(b)                                                                                 20,000       (272,800)
   National Penn Bancshares, Inc.                                                                             19,000       (275,690)
   Popular, Inc.(b)                                                                                           20,000       (103,200)
   Raymond James Financial, Inc.(b)                                                                           12,500       (214,125)
   Susquehanna Bancshares, Inc.                                                                               60,000       (954,600)
   Torchmark Corp.(b)                                                                                         25,000     (1,117,500)
   Umpqua Holdings Corp.(b)                                                                                   50,000       (723,500)
   United Bankshares, Inc.                                                                                    42,668     (1,417,431)
   Valley National Bancorp                                                                                    50,000     (1,012,500)
   Wells Fargo & Co.                                                                                          40,000     (1,179,200)
   Westamerica Bancorporation(b)                                                                               5,000       (255,750)
                                                                                                                       ------------
TOTAL SHORT SALES (PROCEEDS: $12,067,339)                                                                               (11,903,983)
                                                                                                                       ------------

                                                                                                          NUMBER OF
                                                                                                          CONTRACTS
                                                                                                         -----------
CALL OPTIONS WRITTEN (2.10)%
   Ameriprise Financial, Inc. Calls
   @ 50 due Jan 09                                                                                               125           (312)
   @ 50 due Mar 09                                                                                               250         (1,250)
                                                                                                                       ------------
                                                                                                                             (1,562)
                                                                                                                       ------------
   Annaly Capital Management, Inc. Calls
   @ 15 due Jan 09                                                                                               750        (93,750)
   @ 16 due Jan 09                                                                                             1,000        (69,000)
   @ 17.5 due Jan 09                                                                                             500        (10,000)
                                                                                                                       ------------
                                                                                                                           (172,750)
                                                                                                                       ------------

                                                                                                          NUMBER OF
                                                                                                          CONTRACTS       VALUE
                                                                                                         -----------   ------------
   Assurant, Inc. Calls
   @ 30 due Feb 09                                                                                                75   $    (26,250)
   @ 35 due Mar 09                                                                                                75        (17,325)
   @ 35 due Jun 09                                                                                               125        (50,625)
   @ 40 due Jan 09                                                                                               100         (1,000)
   @ 40 due Jun 09                                                                                               150        (36,750)
   @ 60 due Jan 09                                                                                               125           (625)
                                                                                                                       ------------
                                                                                                                           (132,575)
                                                                                                                       ------------
   Assured Guaranty Ltd. Calls
   @ 15 due Jan 09                                                                                               100         (2,000)
   @ 17.5 due Jan 09                                                                                             200         (1,500)
   @ 20 due Jan 09                                                                                                25            (63)
   @ 30 due Jan 09                                                                                                75           (187)
                                                                                                                       ------------
                                                                                                                             (3,750)
                                                                                                                       ------------
   Charles Schwab Corp. Calls
   @ 20 due Jan 09                                                                                               250         (2,500)
   @ 25 due Jan 09                                                                                               750         (1,875)
   @ 27.5 due Jan 09                                                                                             250           (625)
                                                                                                                       ------------
                                                                                                                             (5,000)
                                                                                                                       ------------
   CIT Group, Inc. Calls
   @ 5 due Jan 09                                                                                                250         (6,250)
   @ 5 due Feb 09                                                                                                250        (16,250)
   @ 7.5 due Apr 09                                                                                              250        (10,250)
                                                                                                                       ------------
                                                                                                                            (32,750)
                                                                                                                       ------------
   Citigroup Inc. Calls
   @ 22.5 due Jan 09                                                                                             250           (250)
   @ 32.5 due Jan 09                                                                                             100            (50)
                                                                                                                       ------------
                                                                                                                               (300)
                                                                                                                       ------------
   Comerica Inc. Calls
   @ 25 due Jan 09                                                                                               200         (1,000)
   @ 30 due Jan 09                                                                                               150           (375)
   @ 35 due Apr 09                                                                                               150         (2,250)
                                                                                                                       ------------
                                                                                                                             (3,625)
                                                                                                                       ------------
   Eaton Vance Corp. Calls
   @ 40 due Feb 09                                                                                               100           (750)
                                                                                                                       ------------
   Federated Investors, Inc., Class B Calls
   @ 20 due Jan 09                                                                                               200         (1,000)
   @ 25 due Apr 09                                                                                               200         (5,000)
   @ 30 due Apr 09                                                                                               200         (2,000)
                                                                                                                       ------------
                                                                                                                             (8,000)
                                                                                                                       ------------
   Fifth Third Bancorp Calls
   @ 10 due Feb 09                                                                                               750        (33,750)
   @ 12.5 due Feb 09                                                                                           1,000         (5,000)
   @ 15 due Jan 09                                                                                               250         (1,250)
   @ 15 due May 09                                                                                               500         (5,000)
   @ 17.5 due Jan 09                                                                                           1,000         (2,500)
                                                                                                                       ------------
                                                                                                                            (47,500)
                                                                                                                       ------------

SEE NOTES TO FINANCIAL STATEMENTS


                          FINANCIAL INDUSTRIES FUND 17

BURNHAM Financial Industries Fund CONTINUED

PORTFOLIO HOLDINGS (CONTINUED) AS OF DECEMBER 31, 2008

                                                                                                          NUMBER OF
                                                                                                          CONTRACTS       VALUE
                                                                                                         -----------   ------------
   First Horizon National Corp. Calls
   @ 10 due Feb 09                                                                                               250   $    (40,000)
   @ 12.5 due May 09                                                                                             250        (32,500)
   @ 15 due Feb 09                                                                                               500         (6,250)
   @ 17.5 due Feb 09                                                                                             500         (3,750)
                                                                                                                       ------------
                                                                                                                            (82,500)
                                                                                                                       ------------
   FirstFed Financial Corp. Calls
   @ 17.5 due Jan 09                                                                                             150           (375)
   @ 20 due Jan 09                                                                                               150           (375)
   @ 25 due Jan 09                                                                                               150           (375)
   @ 30 due Jan 09                                                                                                75           (188)
   @ 35 due Jan 09                                                                                                75           (188)
                                                                                                                       ------------
                                                                                                                             (1,501)
                                                                                                                       ------------
   Investors Bancorp, Inc. Calls
   @ 15 due Jan 09                                                                                             1,250        (12,500)
   @ 15 due Apr 09                                                                                               300        (15,000)
                                                                                                                       ------------
                                                                                                                            (27,500)
                                                                                                                       ------------
   Janus Capital Group Inc. Calls
   @ 22.5 due Jan 09                                                                                             125           (312)
   @ 25 due Jan 09                                                                                               250           (625)
   @ 30 due Jan 09                                                                                               150           (375)
                                                                                                                       ------------
                                                                                                                             (1,312)
                                                                                                                       ------------
   JPMorgan Chase & Co. Calls
   @ 32.5 due Mar 09                                                                                             250        (73,250)
   @ 42.5 due Jan 09                                                                                             350         (1,400)
   @ 45 due Jan 09                                                                                               250         (1,000)
   @ 47.5 due Jan 09                                                                                             275           (275)
   @ 50 due Jan 09                                                                                               375           (750)
                                                                                                                       ------------
                                                                                                                            (76,675)
                                                                                                                       ------------
   Lazard Ltd., Class A Calls
   @ 30 due Mar 09                                                                                               250        (90,000)
   @ 30 due Jun 09                                                                                               150        (75,000)
   @ 35 due Mar 09                                                                                               100        (13,500)
   @ 35 due Jun 09                                                                                               250        (75,000)
   @ 45 due Mar 09                                                                                               250         (2,500)
                                                                                                                       ------------
                                                                                                                           (256,000)
                                                                                                                       ------------
   Lincoln National Corp. Calls
   @ 17.5 due Jan 09                                                                                             250        (53,750)
   @ 20 due Jan 09                                                                                               250        (25,000)
   @ 22.5 due Apr 09                                                                                             250        (52,500)
                                                                                                                       ------------
                                                                                                                           (131,250)
                                                                                                                       ------------
   Merrill Lynch & Co., Inc. Calls
   @ 15 due Jan 09                                                                                               250         (2,250)
   @ 17.5 due Jan 09                                                                                             500         (1,000)
   @ 22.5 due Jan 09                                                                                             500           (750)
   @ 25 due Jan 09                                                                                               250         (1,000)
   @ 32.5 due Jan 09                                                                                             250           (250)
   @ 35 due Jan 09                                                                                               250           (500)
                                                                                                                       ------------
                                                                                                                             (5,750)
                                                                                                                       ------------

                                                                                                          NUMBER OF
                                                                                                          CONTRACTS       VALUE
                                                                                                         -----------   ------------
   MetLife, Inc. Calls
   @ 35 due Jan 09                                                                                               100   $    (25,000)
   @ 50 due Jan 09                                                                                                50           (250)
   @ 55 due Jan 09                                                                                               250         (1,250)
   @ 65 due Jan 09                                                                                               200           (500)
   @ 70 due Jan 09                                                                                               250           (625)
                                                                                                                       ------------
                                                                                                                            (27,625)
                                                                                                                       ------------
   Morgan Stanley Calls
   @ 17.5 due Jan 09                                                                                             250        (10,000)
   @ 22.5 due Apr 09                                                                                             250        (15,000)
   @ 27 due Jan 09                                                                                               250           (625)
                                                                                                                       ------------
                                                                                                                            (25,625)
                                                                                                                       ------------
   National City Corp. Calls
   @ 4 due Jan 09                                                                                                250           (625)
   @ 5 due Jan 09                                                                                                500           (500)
   @ 7.5 due Jan 09                                                                                              125           (313)
                                                                                                                       ------------
                                                                                                                             (1,438)
                                                                                                                       ------------
   People's United Financial, Inc. Calls
   @ 17.5 due Feb 09                                                                                           1,000       (125,000)
   @ 20 due Jan 09                                                                                               176         (1,760)
   @ 20 due Feb 09                                                                                               800        (31,200)
                                                                                                                       ------------
                                                                                                                           (157,960)
                                                                                                                       ------------
   Prudential Financial, Inc. Calls
   @ 75 due Jan 09                                                                                               200         (1,000)
   @ 105 due Jan 09                                                                                               50           (125)
                                                                                                                       ------------
                                                                                                                             (1,125)
                                                                                                                       ------------
   Regions Financial Corp. Calls
   @ 10 due Jan 09                                                                                               250         (2,500)
   @ 12.5 due Jan 09                                                                                             500         (1,250)
                                                                                                                       ------------
                                                                                                                             (3,750)
                                                                                                                       ------------
   SLM Corp. Calls
   @ 15 due Jan 09                                                                                               250           (625)
   @ 17.5 due Jan 09                                                                                             250           (250)
                                                                                                                       ------------
                                                                                                                               (875)
                                                                                                                       ------------
   State Street Corp. Calls
   @ 40 due Jan 09                                                                                               100        (23,000)
   @ 45 due Jan 09                                                                                               100         (4,000)
   @ 55 due Jan 09                                                                                               100           (500)
   @ 60 due Jan 09                                                                                               100           (250)
                                                                                                                       ------------
                                                                                                                            (27,750)
                                                                                                                       ------------
   Synovus Financial Corp. Calls
   @ 7.5 due Jan 09                                                                                              500        (50,000)
   @ 7.5 due Feb 09                                                                                              250        (33,750)
   @ 10 due Feb 09                                                                                               500        (12,500)
   @ 10 due May 09                                                                                               500        (34,000)
                                                                                                                       ------------
                                                                                                                           (130,250)
                                                                                                                       ------------

                                               SEE NOTES TO FINANCIAL STATEMENTS


                          18 FINANCIAL INDUSTRIES FUND

PORTFOLIO HOLDINGS (CONTINUED) AS OF DECEMBER 31, 2008

                                                                                                          NUMBER OF
                                                                                                          CONTRACTS       VALUE
                                                                                                         -----------   ------------
   The Bank of New York Mellon Corp. Calls
   @ 30 due Feb 09                                                                                               300   $    (70,500)
   @ 40 due Jan 09                                                                                               200         (2,000)
   @ 50 due Jan 09                                                                                               100           (500)
                                                                                                                       ------------
                                                                                                                            (73,000)
                                                                                                                       ------------
   The Travelers Companies, Inc. Calls
   @ 40 due Jan 09                                                                                               200       (103,400)
   @ 50 due Jan 09                                                                                               250         (7,500)
   @ 55 due Apr 09                                                                                               150        (23,250)
                                                                                                                       ------------
                                                                                                                           (134,150)
                                                                                                                       ------------
   Webster Financial Corp. Calls
   @ 12.5 due Feb 09                                                                                             250        (48,750)
   @ 15 due Apr 09                                                                                               250        (37,500)
   @ 22.5 due Jan 09                                                                                             125         (1,250)
   @ 25 due Jan 09                                                                                               125         (1,250)
                                                                                                                       ------------
                                                                                                                            (88,750)
                                                                                                                       ------------
TOTAL CALL OPTIONS WRITTEN
   (PREMIUMS RECEIVED: $4,985,038)                                                                                       (1,663,348)
                                                                                                                       ------------
PUT OPTIONS WRITTEN (0.62)%
   AmeriCredit Corp. Puts
   @ 5 due Jan 09                                                                                                250         (2,500)
   @ 7.5 due Jan 09                                                                                              250        (16,250)
                                                                                                                       ------------
                                                                                                                            (18,750)
                                                                                                                       ------------
   City National Corp. Puts
   @ 45 due Jan 09                                                                                               100         (7,500)
                                                                                                                       ------------
   Fifth Third Bancorp Puts
   @ 5 due Feb 09                                                                                              1,000        (30,000)
   @ 7.5 due Jan 09                                                                                            1,000        (25,000)
                                                                                                                       ------------
                                                                                                                            (55,000)
                                                                                                                       ------------
   Marshall & Ilsley Corp. Puts
   @ 15 due Jan 09                                                                                               200        (36,000)
                                                                                                                       ------------
   Popular, Inc. Puts
   @ 7.5 due Jan 09                                                                                              200        (57,600)
                                                                                                                       ------------
   Raymond James Financial, Inc. Puts
   @ 22.5 due Feb 09                                                                                             125        (74,375)
                                                                                                                       ------------
   Regions Financial Corp. Puts
   @ 7.5 due Jan 09                                                                                              500        (20,000)
                                                                                                                       ------------
   SunTrust Banks, Inc. Puts
   @ 30 due Jan 09                                                                                               500       (105,000)
                                                                                                                       ------------
   The PNC FInancial Services Group, Inc. Puts
   @ 45 due Jan 09                                                                                               500        (72,500)
                                                                                                                       ------------
   The Travelers Companies, Inc. Puts
   @ 30 due Jan 09                                                                                               500         (2,500)
                                                                                                                       ------------

                                                                                                          NUMBER OF
                                                                                                          CONTRACTS       VALUE
                                                                                                         -----------   ------------
   Torchmark Corp. Puts
   @ 35 due Jan 09                                                                                               100   $     (6,000)
                                                                                                                       ------------
   Umpqua Holdings Corp. Puts
   @ 10 due Mar 09                                                                                               250        (12,500)
   @ 12.5 due Feb 09                                                                                             250        (21,250)
                                                                                                                       ------------
                                                                                                                            (33,750)
                                                                                                                       ------------
   Westamerica Bancorporation Puts
   @ 45 due Jan 09                                                                                                50         (3,250)
                                                                                                                       ------------
TOTAL PUT OPTIONS WRITTEN
   (PREMIUMS RECEIVED: $974,373)                                                                                       $   (492,225)
                                                                                                                       ============

FEDERAL INCOME TAX BASIS OF INVESTMENT SECURITIES

THE TAX COST OF THE FUND AT DECEMBER 31, 2008, BASED ON SECURITIES OWNED WAS $100,760,530. THE UNREALIZED GROSS APPRECIATION/ (DEPRECIATION) FOR ALL SECURITIES IN THE FUND AT DECEMBER 31, 2008 WAS $3,981,994 AND ($23,016,110), RESPECTIVELY.

-    INDICATES SECURITIES THAT DO NOT PRODUCE INCOME.

(a) SECURITY OR PARTIAL SECURITY SEGREGATED AS COLLATERAL FOR SECURITIES SOLD SHORT. THE FUNDS ARE REQUIRED TO ESTABLISH A MARGIN ACCOUNT WITH THE BROKER LENDING THE SECURITY SOLD SHORT. WHILE THE SHORT SALE IS OUTSTANDING, THE BROKER RETAINS THE PROCEEDS OF THE SHORT SALE AND THE FUND MUST MAINTAIN A DEPOSIT WITH THE BROKER CONSISTING OF CASH AND SECURITIES HAVING A VALUE EQUAL TO A SPECIFIED PERCENTAGE OF THE VALUE OF THE SECURITIES SOLD SHORT. THE FUND IS OBLIGATED TO PAY THE COUNTERPARTY ANY DIVIDENDS OR INTEREST DUE ON SECURITIES SOLD SHORT. SUCH DIVIDENDS AND INTEREST ARE RECORDED AS AN EXPENSE TO THE FUND.

(b)  SECURITIES OR PARTIAL SECURITIES ON WHICH CALL/PUT OPTIONS WERE WRITTEN.

SEE NOTES TO FINANCIAL STATEMENTS


                          FINANCIAL INDUSTRIES FUND 19

BURNHAM U.S. Government Money Market Fund

PORTFOLIO HOLDINGS AS OF DECEMBER 31, 2008

                                                                                                             FACE
                                                                                                            VALUE          VALUE
                                                                                                         -----------   ------------
SHORT-TERM INSTRUMENTS 99.97%
(PERCENTAGE OF NET ASSETS)
U.S. GOVERNMENT AGENCY OBLIGATIONS 32.13%
   Federal Home Loan Bank
   0.01%, 1/21/09                                                                                        $ 2,515,000   $  2,514,986
   0.01%, 1/27/09                                                                                          2,100,000      2,099,985
   0.02%, 1/05/09                                                                                          4,600,000      4,599,990
   0.70%, 3/11/09                                                                                         25,000,000     24,966,458
   2.10%, 1/09/09                                                                                         50,000,000     49,976,667
                                                                                                                       ------------
                                                                                                                         84,158,086
                                                                                                                       ------------
   Federal Home Loan Mortgage Corp.
   0.95%, 2/20/09                                                                                         15,000,000     14,980,208
                                                                                                                       ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
   (COST: $99,138,294)                                                                                                   99,138,294
                                                                                                                       ------------
U.S. TREASURY OBLIGATIONS 17.95%
   U.S. Treasury Bill
   1.35%, 4/23/09                                                                                         20,000,000     19,916,000
   U.S. Treasury Notes
   4.875%, 5/31/09                                                                                        10,000,000     10,113,924
   4.875%, 6/30/09                                                                                        10,000,000     10,108,966
   4.875%, 8/15/09                                                                                        15,000,000     15,240,241
                                                                                                                       ------------
                                                                                                                         35,463,131
                                                                                                                       ------------
TOTAL U.S. TREASURY OBLIGATIONS
   (COST: $55,379,131)                                                                                                   55,379,131
                                                                                                                       ------------
REPURCHASE AGREEMENTS 49.87%
   Bank of America Corp.,
   0.01% dated 12/31/08, to be
   repurchased at $76,900,043
   on 1/02/09 (collateralized by
   $76,778,125 GNMA, 6.00%
   due 8/20/38, value
   $78,438,000)                                                                                           76,900,000     76,900,000
   JPMorgan Chase & Co.,
   0.03% dated 12/31/08, to be
   repurchased at $77,000,128
   on 1/02/09 (collateralized by
   $98,058,872 GNMA,
   5.375-6.50% due
   2/20/27-11/20/38, value
   $78,542,104)                                                                                           77,000,000     77,000,000
                                                                                                                       ------------
TOTAL REPURCHASE AGREEMENTS (COST: $153,900,000)                                                                        153,900,000
                                                                                                                       ------------
TIME DEPOSIT 0.02%
   Citibank
   0.06%, 1/02/09                                                                                             58,799         58,799
                                                                                                                       ------------
TOTAL TIME DEPOSIT (COST: $58,799)                                                                                           58,799
                                                                                                                       ------------
TOTAL SHORT-TERM INSTRUMENTS (COST: $308,476,224)                                                                       308,476,224
                                                                                                                       ------------

                                                                                                                           VALUE
                                                                                                                       ------------
TOTAL INVESTMENTS 99.97%
(COST $308,476,224) *                                                                                                  $308,476,224
CASH AND OTHER ASSETS, LESS LIABILITIES 0.03%                                                                                81,142
                                                                                                                       ------------
NET ASSETS 100.00%                                                                                                     $308,557,366
                                                                                                                       ============

*    AGGREGATE COST FOR FEDERAL TAX PURPOSES.

                                               SEE NOTES TO FINANCIAL STATEMENTS


                      20 U.S. GOVERNMENT MONEY MARKET FUND

                       THIS PAGE INTENTIONALLY LEFT BLANK

STATEMENTS OF ASSETS & LIABILITIES AS OF DECEMBER 31, 2008

                                                                                   BURNHAM          BURNHAM            BURNHAM
                                                                    BURNHAM       FINANCIAL        FINANCIAL       U.S. GOVERNMENT
                                                                      FUND      SERVICES FUND   INDUSTRIES FUND   MONEY MARKET FUND
                                                                  -----------   -------------   ---------------   -----------------
ASSETS
   Investments:
      Investments at cost of unaffiliated securities(15)          $52,058,757    $ 63,618,877     $ 92,646,486       $154,576,224
      Investments at cost of affiliated securities(11, 15)                 --         295,107               --                 --
      Repurchase agreements                                                --              --               --        153,900,000
      Net unrealized appreciation/(depreciation) of investments     5,265,700     (15,919,709)     (10,920,072)                --
                                                                  -----------    ------------     ------------       ------------
      Total investments at value                                   57,324,457      47,994,275       81,726,414        308,476,224
   Cash on deposit for securities sold short                               --              --        7,566,636                 --
   Dividends and interest receivable                                  376,170         338,786          429,471            320,495
   Receivable for capital stock sold                                   24,481         152,974          598,707                 --
   Receivable for investments sold                                  1,483,598       1,448,856        7,324,037                 --
   Receivable from investment advisor(5)                                  549              --           23,717                 --
   Prepaid expenses                                                    25,403          17,977           17,442             66,628
                                                                  -----------    ------------     ------------       ------------
   Total assets                                                    59,234,658      49,952,868       97,686,424        308,863,347
                                                                  -----------    ------------     ------------       ------------
LIABILITIES
      Payable for dividend declared                                     4,645              --              706                 --
      Payable for dividend declared on short sales                         --              --           20,575                 --
      Bank overdraft                                                       --              --               54                 16
      Payable for fund shares redeemed                                168,428         150,689        1,194,457                 --
      Payable for investments purchased                               777,815         744,189        3,059,489                 --
      Short sales at value(**, 16)                                         --              --       11,903,983                 --
      Options written at value(*, 6, 16)                                2,000         415,482        2,155,573                 --
      Payable for auditing and legal fees                              52,444          45,623           45,132             94,921
      Payable for administration fees(1)                                7,433           5,825            9,308             34,747
      Payable for investment advisory fees(2)                          29,731          29,162           55,851            102,034
      Payable due to investment advisor(5)                                 --           1,056               --             15,612
      Payable for distribution fees and service fees(3)                12,669          16,041           22,591                 --
      Payable for printing fees                                         4,273          21,120            7,025             16,305
      Payable for transfer agent fees                                  15,558          19,863           12,540              6,708
      Accrued expenses and other payables                              14,316          15,108           14,122             35,638
                                                                  -----------    ------------     ------------       ------------
      Total liabilities                                             1,089,312       1,464,158       18,501,406            305,981
                                                                  -----------    ------------     ------------       ------------
NET ASSETS                                                        $58,145,346    $ 48,488,710     $ 79,185,018       $308,557,366
                                                                  ===========    ============     ============       ============
ANALYSIS OF NET ASSETS(7)
   BY SOURCE:
   Par value                                                      $   323,869    $    340,502     $    880,439       $ 30,855,737
   Capital paid-in                                                 56,500,178      66,845,579       93,845,191        277,701,629
   Accumulated undistributed net investment income/(loss)              31,245         (17,418)              --                 --
   Accumulated net realized loss on investments                    (4,019,190)     (3,608,324)      (8,588,044)                --
   Net unrealized appreciation/(depreciation) of investments,
      written options and short sales                               5,309,244     (15,071,629)      (6,952,568)                --
                                                                  -----------    ------------     ------------       ------------
NET ASSETS                                                        $58,145,346    $ 48,488,710     $ 79,185,018       $308,557,366
                                                                  ===========    ============     ============       ============
BY SHARE CLASS:
   NET ASSETS
   Class A:                                                       $57,740,084    $ 38,098,874     $ 71,925,920       $308,557,366
   Class B:                                                       $   385,834    $  9,468,932     $         --       $         --
   Class C:                                                       $    19,428    $    920,904     $  7,259,098       $         --
   NAV (PAR VALUE $0.10 PER SHARE)
   Class A:                                                       $     17.95    $      14.39     $       9.00       $       1.00
   Class B:                                                       $     18.03    $      13.67     $         --       $         --
   Class C:                                                       $     17.68    $      14.18     $       8.92       $         --
   CAPITAL SHARES OUTSTANDING(8)
   (UNLIMITED NUMBER OF SHARES HAS BEEN AUTHORIZED)
   Class A:                                                         3,216,188       2,647,421        7,990,453        308,557,366
   Class B:                                                            21,401         692,632               --                 --
   Class C:                                                         1,099.146          64,965          813,934                 --

* THE PAYABLES FOR OPTIONS WRITTEN INCLUDE PREMIUMS RECEIVED FOR THE FOLLOWING AMOUNTS: BURNHAM FUND $45,544, BURNHAM FINANCIAL SERVICES FUND $1,263,269, AND BURNHAM FINANCIAL INDUSTRIES FUND $5,959,411.

**   THE PAYABLES FOR SHORT SALES INCLUDE PROCEEDS RECEIVED FOR THE FOLLOWING
     AMOUNTS: BURNHAM FINANCIAL INDUSTRIES FUND $12,067,339.

                                               SEE NOTES TO FINANCIAL STATEMENTS


                            22 ASSETS & LIABILITIES

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2008

                                                                                   BURNHAM          BURNHAM            BURNHAM
                                                                     BURNHAM      FINANCIAL        FINANCIAL       U.S. GOVERNMENT
                                                                       FUND     SERVICES FUND   INDUSTRIES FUND   MONEY MARKET FUND
                                                                  ------------  -------------   ---------------   -----------------
INVESTMENT INCOME
      Interest                                                    $    188,458   $     57,664     $     47,029        $6,228,298
      Dividends*                                                     1,106,531      2,344,270        2,451,340                --
      Securities lending (net of fees)(9)                               72,016         12,835            7,020                --
      Other income                                                          23          2,331               --                --
                                                                  ------------   ------------     ------------        ----------
      Total income                                                   1,367,028      2,417,100        2,505,389         6,228,298
                                                                  ------------   ------------     ------------        ----------
EXPENSES
      Administration fees(1)                                           126,217         85,061           77,670           429,494
      Investment advisory fees(2)                                      504,867        425,303          466,022         1,272,492
      Performance fees                                                      --             --           35,047                --
      Dividends on securities sold short                                    --             --          219,872                --
      Service fees (Class B)(3)                                          2,113         28,814               --                --
      Service fees (Class C)(3)                                            135          1,882           14,133                --
      Distribution fees (Class A)(3)                                   208,113        111,072          138,381                --
      Distribution fees (Class B)(3)                                     6,337         86,442               --                --
      Distribution fees (Class C)(3)                                       406          5,645           42,399                --
      Transfer agent fees                                              114,511        145,079           93,586            82,736
      Audit and legal fees                                              64,560         48,769           55,432           160,630
      Reports to shareholders                                           14,019         23,877           18,483            15,332
      Trustees' fees and expenses                                       28,916         22,740           10,991            97,163
      Custodian fees                                                    22,511         35,146           52,826            51,064
      Registration fees and expenses                                    10,376         10,681            6,839            19,693
      Fund accounting expenses                                          30,928         24,821           18,263            72,040
      Miscellaneous expenses                                            87,200         83,732           59,057           195,705
                                                                  ------------   ------------     ------------        ----------
      Total expenses before reimbursement                            1,221,209      1,139,064        1,309,001         2,396,349
      Plus net contractual reimbursement by advisor(5)                 (41,588)      (136,925)        (107,577)           (5,471)
                                                                  ------------   ------------     ------------        ----------
      Total expenses after reimbursement                             1,179,621      1,002,139        1,201,424         2,390,878
                                                                  ------------   ------------     ------------        ----------
NET INVESTMENT INCOME                                             $    187,407   $  1,414,961     $  1,303,965        $3,837,420
                                                                  ============   ============     ============        ==========
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
INVESTMENTS, WRITTEN OPTIONS & SHORT SALES
   REALIZED GAIN/(LOSS) FROM SECURITIES, WRITTEN OPTIONS
   AND SHORT SALES TRANSACTIONS:(6)
      Realized loss on securities                                   (4,141,128)    (3,523,905)      (8,218,654)               --
      Realized gain from written options                               178,211        835,727        1,085,932                --
      Realized gain from short sales                                        --             --        3,626,552                --
                                                                  ------------   ------------     ------------        ----------
      Net realized loss from securities, written options
      and short sales transactions                                  (3,962,917)    (2,688,178)      (3,506,170)               --
                                                                  ------------   ------------     ------------        ----------
UNREALIZED APPRECIATION/(DEPRECIATION) ON:
      Net unrealized depreciation of investments                   (34,988,024)    (9,662,488)      (9,816,638)               --
      Net unrealized appreciation/(depreciation)
      of written options transactions                                   91,437        (56,225)       3,278,190                --
   Net unrealized depreciation of short sales transactions                  --             --         (162,542)               --
                                                                  ------------   ------------     ------------        ----------
   Net unrealized depreciation of investments,
      written options and short sales transactions                 (34,896,587)    (9,718,713)      (6,700,990)               --
                                                                  ------------   ------------     ------------        ----------
   Net realized and unrealized loss on investments,
      written options and short sales transactions                 (38,859,504)   (12,406,891)     (10,207,160)               --
                                                                  ------------   ------------     ------------        ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS                                                $(38,672,097)  $(10,991,930)    $ (8,903,195)       $3,837,420
                                                                  ============   ============     ============        ==========

*    NET OF FOREIGN TAXES WITHHELD OF $3,392 FOR THE BURNHAM FUND.

SEE NOTES TO FINANCIAL STATEMENTS


                                 OPERATIONS 23

STATEMENTS OF CHANGES IN NET ASSETS


                                                                     BURNHAM FUND                 BURNHAM FINANCIAL SERVICES FUND
                                                        ------------------------------------- -------------------------------------
                                                        FOR THE YEAR ENDED FOR THE YEAR ENDED FOR THE YEAR ENDED FOR THE YEAR ENDED
                                                            DECEMBER 31,      DECEMBER 31,        DECEMBER 31,      DECEMBER 31,
                                                                2008             2007                2008               2007
                                                        ------------------ ------------------ ------------------ ------------------
INCREASE/(DECREASE) IN NET ASSETS
FROM OPERATIONS:
   Net investment income                                   $    187,407       $    279,789       $  1,414,961        $    492,097
   Net realized gain/(loss) from transactions                (3,962,917)         5,042,677         (2,688,178)         10,463,096
   Unrealized appreciation/(depreciation)                   (34,896,587)         9,108,532         (9,718,713)        (28,132,397)
                                                           ------------       ------------       ------------        ------------
   Net increase/(decrease) in net assets resulting
      from operations                                       (38,672,097)        14,430,998        (10,991,930)        (17,177,204)
                                                           ------------       ------------       ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS(7)
FROM NET INVESTMENT INCOME:
   Class A shares                                              (559,834)          (175,652)        (1,187,416)           (249,136)
   Class B shares                                                    --                 --           (236,109)                 --
   Class C shares                                                    --                 --            (24,809)                 --
                                                           ------------       ------------       ------------        ------------
      Total distributions from net investment income           (559,834)          (175,652)        (1,448,334)           (249,136)
                                                           ------------       ------------       ------------        ------------
FROM RETURN OF CAPITAL:
   Class A                                                           --                 --           (147,525)                 --
   Class B                                                           --                 --            (39,583)                 --
   Class C                                                           --                 --             (3,797)                 --
                                                           ------------       ------------       ------------        ------------
      Total distributions from return of capital                     --                 --           (190,905)                 --
                                                           ------------       ------------       ------------        ------------
FROM REALIZED GAINS FROM SECURITIES TRANSACTIONS:
   Class A shares                                              (869,777)        (3,740,144)          (347,247)         (4,988,639)
   Class B shares                                                (6,209)           (51,645)           (93,172)         (1,319,403)
   Class C shares                                                  (309)              (399)            (8,938)            (41,574)
                                                           ------------       ------------       ------------        ------------
      Total distributions from realized gains                  (876,295)        (3,792,188)          (449,357)         (6,349,616)
                                                           ------------       ------------       ------------        ------------
   Total distributions to shareholders                       (1,436,129)        (3,967,840)        (2,088,596)         (6,598,752)
                                                           ------------       ------------       ------------        ------------
   Increase/(decrease) in net assets derived from
      capital share transactions                             (7,145,905)        (6,052,619)       (12,731,894)        (56,636,971)
   Redemption fees(14)                                              473                 36              9,992               2,867
                                                           ------------       ------------       ------------        ------------
   Increase/(decrease) in net assets for the year           (47,253,658)         4,410,575        (25,802,428)        (80,410,060)
NET ASSETS
   Beginning of year                                        105,399,004        100,988,429         74,291,138         154,701,198
                                                           ------------       ------------       ------------        ------------
END OF YEAR                                                $ 58,145,346       $105,399,004       $ 48,488,710        $ 74,291,138
                                                           ============       ============       ============        ============
UNDISTRIBUTED NET INVESTMENT INCOME/(LOSS), END OF YEAR    $     31,245       $    419,965       $    (17,418)       $     78,177
                                                           ============       ============       ============        ============

                                               SEE NOTES TO FINANCIAL STATEMENTS


                            24 CHANGES IN NET ASSETS

          BURNHAM FINANCIAL                  BURNHAM U.S. GOVERNMENT
           INDUSTRIES FUND                      MONEY MARKET FUND
------------------------------------- -------------------------------------
FOR THE YEAR ENDED FOR THE YEAR ENDED FOR THE YEAR ENDED FOR THE YEAR ENDED
   DECEMBER 31,       DECEMBER 31,        DECEMBER 31,       DECEMBER 31,
      2008                2007               2008                2007
------------------ ------------------ ------------------ ------------------


    $ 1,303,965       $    374,964       $  3,837,420       $ 11,727,036
     (3,506,170)         3,588,282                 --                 --
     (6,700,990)        (4,404,793)                --                 --
    -----------       ------------       ------------       ------------

     (8,903,195)          (441,547)         3,837,420         11,727,036
    -----------       ------------       ------------       ------------


     (1,212,744)          (338,512)        (3,837,420)       (11,727,036)
             --                 --                 --                 --
        (87,714)           (35,937)                --                 --
    -----------       ------------       ------------       ------------
     (1,300,458)          (374,449)        (3,837,420)       (11,727,036)
    -----------       ------------       ------------       ------------

             --                 --                 --                 --
             --                 --                 --                 --
             --                 --                 --                 --
    -----------       ------------       ------------       ------------
             --                 --                 --                 --
    -----------       ------------       ------------       ------------

     (3,026,830)        (3,152,885)                --                 --
             --                 --                 --                 --
       (311,777)          (689,271)                --                 --
    -----------       ------------       ------------       ------------
     (3,338,607)        (3,842,156)                --                 --
    -----------       ------------       ------------       ------------
     (4,639,065)        (4,216,605)        (3,837,420)       (11,727,036)
    -----------       ------------       ------------       ------------

     65,817,968         (6,573,771)       (51,230,790)        84,285,719
         27,993              1,337                 --                 --
    -----------       ------------       ------------       ------------
     52,303,701        (11,230,586)       (51,230,790)        84,285,719

     26,881,317         38,111,903        359,788,156        275,502,437
    -----------       ------------       ------------       ------------
    $79,185,018       $ 26,881,317       $308,557,366       $359,788,156
    ===========       ============       ============       ============
    $        --       $     35,919       $         --       $         --
    ===========       ============       ============       ============

SEE NOTES TO FINANCIAL STATEMENTS


                            CHANGES IN NET ASSETS 25

STATEMENTS OF CHANGES IN NET ASSETS -- CAPITAL STOCK ACTIVITY


                                                                  BURNHAM FUND                   BURNHAM FINANCIAL SERVICES FUND
                                                     --------------------------------------  --------------------------------------
                                                     FOR THE YEAR ENDED  FOR THE YEAR ENDED  FOR THE YEAR ENDED  FOR THE YEAR ENDED
                                                        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                            2008                2007                2008                2007
                                                     ------------------  ------------------  ------------------  ------------------
DOLLAR AMOUNTS
CLASS A
   Net proceeds from sale of shares                     $ 1,032,512         $  1,612,525        $ 21,432,339        $ 25,588,548
   Net asset value of shares issued to shareholders
      in reinvestment of dividends                        1,287,545            3,502,746           1,586,084           4,574,877
   Cost of shares redeemed                               (8,756,201)         (10,573,989)        (33,532,289)        (79,488,923)
                                                        -----------         ------------        ------------        ------------
NET INCREASE/(DECREASE)                                 $(6,436,144)        $ (5,458,718)       $(10,513,866)       $(49,325,498)
                                                        ===========         ============        ============        ============
CLASS B
   Net proceeds from sale of shares                     $        --         $         --        $         --        $         --
   Net asset value of shares issued to shareholders
      in reinvestment of dividends                            6,089               50,790             337,810           1,212,051
   Cost of shares redeemed                                 (684,053)            (713,468)         (3,352,528)         (8,510,018)
                                                        -----------         ------------        ------------        ------------
NET DECREASE                                            $  (677,964)        $   (662,678)       $ (3,014,718)       $ (7,297,967)
                                                        ===========         ============        ============        ============
CLASS C
   Net proceeds from sale of shares                     $      --           $     73,209        $  1,767,362        $    455,341
   Net asset value of shares issued to shareholders
      in reinvestment of dividends                              315                  326              32,882              36,775
   Cost of shares redeemed                                  (32,112)              (4,758)         (1,003,554)           (505,622)
                                                        -----------         ------------        ------------        ------------
NET INCREASE/(DECREASE)                                 $   (31,797)        $     68,777        $    796,690        $    (13,506)
                                                        ===========         ============        ============        ============
NET INCREASE/(DECREASE) IN NET ASSETS DERIVED FROM
   CAPITAL SHARE TRANSACTIONS                           $(7,145,905)        $ (6,052,619)       $(12,731,894)       $(56,636,971)
                                                        ===========         ============        ============        ============
SHARE TRANSACTIONS
CLASS A
   Shares sold                                               42,599               55,026           1,335,517           1,233,208
   Shares issued for reinvestments                           70,512              118,246             113,616             262,773
   Shares redeemed                                         (378,600)            (374,015)         (2,127,282)         (3,806,911)
                                                        -----------         ------------        ------------        ------------
NET INCREASE/(DECREASE)                                    (265,489)            (200,743)           (678,149)         (2,310,930)
                                                        ===========         ============        ============        ============
CLASS B
   Shares sold                                                 --                   --                  --                  --
   Shares issued for reinvestments                              329                1,712              25,476              73,192
   Shares redeemed                                          (27,275)             (25,348)           (220,964)           (431,036)
                                                        -----------         ------------        ------------        ------------
NET DECREASE                                                (26,946)             (23,636)           (195,488)           (357,844)
                                                        ===========         ============        ============        ============
CLASS C
   Shares sold                                                 --                  2,539             108,503              21,595
   Shares issued for reinvestments                               17                   11               2,392               2,141
   Shares redeemed                                           (1,554)                (155)            (72,286)            (25,651)
                                                        -----------         ------------        ------------        ------------
NET INCREASE/(DECREASE)                                      (1,537)               2,395              38,609              (1,915)
                                                        ===========         ============        ============        ============

                                               SEE NOTES TO FINANCIAL STATEMENTS


                            26 CHANGES IN NET ASSETS

            BURNHAM FINANCIAL                  BURNHAM U.S. GOVERNMENT
             INDUSTRIES FUND                      MONEY MARKET FUND
--------------------------------------  --------------------------------------
FOR THE YEAR ENDED  FOR THE YEAR ENDED  FOR THE YEAR ENDED  FOR THE YEAR ENDED
   DECEMBER 31,        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
       2008                2008                2008                2007
------------------  ------------------  ------------------  ------------------


   $ 91,001,628        $ 10,052,686       $ 307,961,706        $ 324,479,275

      4,022,613           2,932,028           3,836,141           11,727,036
    (33,052,214)        (19,508,512)       (363,028,637)        (251,920,592)
   ------------        ------------       -------------        -------------
   $ 61,972,027        $ (6,523,798)      $ (51,230,790)       $  84,285,719
   ============        ============       =============        =============

   $         --        $         --       $          --        $          --

             --                  --                  --                   --
             --                  --                  --                   --
   ------------        ------------       -------------        -------------
   $         --        $         --       $          --        $          --
   ============        ============       =============        =============

   $  6,391,452        $  1,034,529       $          --        $          --

        337,902             532,190                  --                   --
     (2,883,413)         (1,616,692)                 --                   --
   ------------        ------------       -------------        -------------
   $  3,845,941        $    (49,973)      $          --        $          --
   ============        ============       =============        =============

   $ 65,817,968        $ (6,573,771)      $ (51,230,790)       $  84,285,719
   ============        ============       =============        =============


      9,134,852             825,563         307,961,706          324,479,275
        466,662             288,019           3,836,141           11,727,036
     (3,789,131)         (1,579,845)       (363,028,637)        (251,920,592)
   ------------        ------------       -------------        -------------
      5,812,383            (466,263)        (51,230,790)          84,285,719
   ============        ============       =============        =============

             --                  --                  --                   --
             --                  --                  --                   --
             --                  --                  --                   --
   ------------        ------------       -------------        -------------
             --                  --                  --                   --
   ============        ============       =============        =============

        651,972              84,027                  --                   --
         39,568              52,640                  --                   --
       (306,826)           (136,555)                 --                   --
   ------------        ------------       -------------        -------------
        384,714                 112                  --                   --
   ============        ============       =============        =============

SEE NOTES TO FINANCIAL STATEMENTS


                            CHANGES IN NET ASSETS 27

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                  INCOME FROM INVESTMENT OPERATIONS                          LESS DISTRIBUTIONS
                               ---------------------------------------  ----------------------------------------------------------
                                                 NET                                                 DISTRIBUTIONS
                       NET                  GAINS/(LOSS)                                                 FROM
                      ASSET        NET      ON SECURITIES                DIVIDENDS  DISTRIBUTIONS    CAPITAL GAINS
                      VALUE    INVESTMENT    AND OPTIONS    TOTAL FROM   (FROM NET      FROM       (FROM SECURITIES
                    BEGINNING    INCOME    (BOTH REALIZED   INVESTMENT  INVESTMENT     RETURN         AND OPTIONS        TOTAL
                    OF PERIOD   (LOSS)(b)  AND UNREALIZED)  OPERATIONS    INCOME)    OF CAPITAL      TRANSACTIONS)   DISTRIBUTIONS
                    ---------  ----------  ---------------  ----------  ----------  -------------  ----------------  -------------
BURNHAM FUND
   CLASS A SHARES
   12/31/08           $29.84   $ 0.06          $(11.50)      $(11.44)     $(0.18)      $   --           $(0.27)         $(0.45)
   12/31/07            26.89     0.08             4.03          4.11       (0.05)          --            (1.11)          (1.16)
   12/31/06            26.97     0.18             2.02          2.20       (0.15)          --            (2.13)          (2.28)
   12/31/05            26.60     0.11             1.38          1.49       (0.09)          --            (1.03)          (1.12)
   12/31/04            26.94     0.09             1.80          1.89       (0.20)          --            (2.03)          (2.23)
   CLASS B SHARES
   12/31/08           $29.90   $(0.12)         $(11.48)      $(11.60)     $   --       $   --           $(0.27)         $(0.27)
   12/31/07            27.10     0.01             3.90          3.91          --           --            (1.11)          (1.11)
   12/31/06            27.23    (0.03)            2.03          2.00          --           --            (2.13)          (2.13)
   12/31/05            26.96    (0.05)            1.35          1.30          --           --            (1.03)          (1.03)
   12/31/04            27.30    (0.11)            1.80          1.69          --           --            (2.03)          (2.03)
   CLASS C SHARES
   12/31/08           $29.32   $(0.13)         $(11.24)      $(11.37)     $   --       $   --           $(0.27)         $(0.27)
   12/31/07            26.59     0.10             3.74          3.84          --           --            (1.11)          (1.11)
   12/31/06            26.75    (0.05)            2.02          1.97          --           --            (2.13)          (2.13)
   12/31/05            26.50    (0.06)            1.34          1.28          --           --            (1.03)          (1.03)
   12/31/04(f)         26.68    (0.07)            2.08          2.01       (0.16)          --            (2.03)          (2.19)
BURNHAM FINANCIAL
   SERVICES FUND
   CLASS A SHARES
   12/31/08           $17.70   $ 0.43          $ (3.07)      $ (2.64)     $(0.47)      $(0.06)          $(0.14)         $(0.67)
   12/31/07            22.56     0.12            (3.30)        (3.18)      (0.08)          --            (1.60)          (1.68)
   12/31/06            21.15     0.17             3.42          3.59       (0.17)          --            (2.01)          (2.18)
   12/31/05            22.51     0.25            (0.18)         0.07       (0.22)          --            (1.21)          (1.43)
   12/31/04            24.44     0.09             3.11          3.20       (0.11)          --            (5.02)          (5.13)
   CLASS B SHARES
   12/31/08           $16.84   $ 0.28          $ (2.90)      $ (2.62)     $(0.35)      $(0.06)          $(0.14)         $(0.55)
   12/31/07            21.61    (0.03)           (3.14)        (3.17)         --           --            (1.60)          (1.60)
   12/31/06            20.35     0.00(c)          3.27          3.27          --           --            (2.01)          (2.01)
   12/31/05            21.68     0.09            (0.16)        (0.07)      (0.05)          --            (1.21)          (1.26)
   12/31/04            23.80    (0.09)            2.99          2.90          --           --            (5.02)          (5.02)
   CLASS C SHARES
   12/31/08           $17.47   $ 0.44          $ (3.15)      $ (2.71)     $(0.38)      $(0.06)          $(0.14)         $(0.58)
   12/31/07            22.36    (0.03)           (3.26)        (3.29)         --           --            (1.60)          (1.60)
   12/31/06            21.05    (0.02)            3.42          3.40       (0.08)          --            (2.01)          (2.09)
   12/31/05(g)         20.60     0.11             1.78          1.89       (0.23)          --            (1.21)          (1.44)
BURNHAM FINANCIAL
   INDUSTRIES FUND
   CLASS A SHARES
   12/31/08           $10.32   $ 0.25          $ (1.00)      $ (0.75)     $(0.16)      $   --           $(0.41)         $(0.57)
   12/31/07            12.41     0.16            (0.31)        (0.15)      (0.19)          --            (1.75)          (1.94)
   12/31/06            11.52     0.10             1.84          1.93       (0.11)          --            (0.93)          (1.04)
   12/31/05            11.33     0.13             0.82          0.95       (0.10)          --            (0.66)          (0.76)
   12/31/04(f)         10.00    (0.00)(c)         1.39          1.39          --           --            (0.06)          (0.06)
   CLASS C SHARES
   12/31/08           $10.25   $ 0.17          $ (0.97)      $ (0.80)     $(0.12)      $   --           $(0.41)         $(0.53)
   12/31/07            12.33     0.07            (0.31)        (0.24)      (0.09)          --            (1.75)          (1.84)
   12/31/06            11.44     0.01             1.84          1.85       (0.03)          --            (0.93)          (0.96)
   12/31/05            11.26     0.05             0.82          0.87       (0.03)          --            (0.66)          (0.69)
   12/31/04(f)         10.00    (0.05)            1.37          1.32          --           --            (0.06)          (0.06)

                                               SEE NOTES TO FINANCIAL STATEMENTS


                             28 FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                           RATIOS/SUPPLEMENTAL DATA
                                             ------------------------------------------------
                                              RATIO OF TOTAL   RATIO OF TOTAL
              NET                             EXPENSES AFTER  EXPENSES BEFORE
             ASSET                            REIMBURSEMENT/   REIMBURSEMENT/   RATIO OF NET
             VALUE             NET ASSETS,      RECOVERY         RECOVERY       INCOME/(LOSS)
REDEMPTION  END OF   TOTAL    END OF PERIOD    TO AVERAGE       TO AVERAGE       TO AVERAGE       PORTFOLIO
  FEE(b)    PERIOD  RETURN %   (IN $000'S)   NET ASSETS %(5)  NET ASSETS %(5)   NET ASSETS %   TURNOVER RATE %
----------  ------  --------  -------------  ---------------  ---------------  --------------  ---------------


 $0.00(c)   $17.95  (38.30)     $ 57,740         1.39             1.44             0.23             45.3
  0.00(c)    29.84   15.31       103,876         1.39             1.38             0.28             61.5
  0.00(c)    26.89    8.11        99,031         1.39             1.41             0.65             79.0
  0.00(c)    26.97    5.55       110,562         1.39             1.39             0.43             76.3
  0.00(c)    26.60    7.01       119,132         1.39             1.39             0.35             59.4

 $0.00(c)   $18.03  (38.74)     $    386         2.14             2.19            (0.47)            45.3
  0.00(c)    29.90   14.40         1,446         2.14             2.13             0.04             61.5
  0.00(c)    27.10    7.34         1,951         2.14             2.16            (0.10)            79.0
    --       27.23    4.77         2,682         2.14             2.14            (0.20)            76.3
  0.00(c)    26.96    6.24         3,793         2.14             2.14            (0.40)            59.4

 $0.00(c)   $17.68  (38.75)     $     19         2.14             2.19            (0.51)            45.3
  0.00(c)    29.32   14.46            77         2.14             2.13             0.35             61.5
  0.00(c)    26.59    7.32             6         2.14             2.16            (0.18)            79.0
    --       26.75    4.77            10         2.14             2.14            (0.22)            76.3
  0.00(c)    26.50    7.54(a)          8         2.14(d)          2.15(d)         (0.41)(d)         59.4



 $0.00(c)   $14.39  (14.78)     $ 38,099         1.60             1.85             2.65            190.2
  0.00(c)    17.70  (13.96)       58,878         1.60             1.64             0.58            137.8
  0.00(c)    22.56   17.02       127,139         1.57             1.57             0.74            125.9
  0.00(c)    21.15    0.37       121,889         1.59             1.59             1.17            129.9
  0.00(c)    22.51   13.13       188,743         1.60             1.60             0.38            125.0

 $0.00(c)   $13.67  (15.46)     $  9,469         2.35             2.60             1.86            190.2
  0.00(c)    16.84  (14.57)       14,953         2.35             2.39            (0.16)           137.8
  0.00(c)    21.61   16.15        26,930         2.32             2.32             0.00            125.9
    --       20.35   (0.34)       28,538         2.34             2.34             0.43            129.9
  0.00(c)    21.68   12.26        38,897         2.35             2.35            (0.37)           125.0

 $0.00(c)   $14.18  (15.45)     $    921         2.35             2.60             2.88            190.2
  0.00(c)    17.47  (14.58)          460         2.35             2.39            (0.15)           137.8
  0.00(c)    22.36   16.15           632         2.32             2.32            (0.11)           125.9
  0.00(c)    21.05    9.19(a)        190         2.34(d)          2.34(d)          0.75(d)         129.9



 $0.00(c)   $ 9.00   (6.99)     $ 71,926         2.24(j)          2.45(j)          2.61(j)         278.7
  0.00(c)    10.32   (1.04)       22,482         2.31(i)          2.63(i)          1.25(i)         236.1
  0.00(c)    12.41   16.74        32,822         2.19(h)          2.48(h)          0.77(h)         210.9
  0.00(c)    11.52    8.38        28,781         1.79             2.01             1.15            271.1
  0.00(c)    11.33   13.87(a)     20,445         1.75(d)          2.77(d)         (0.03)(d)        108.0

 $0.00(c)   $ 8.92   (7.63)     $  7,259         2.94(j)          3.16(j)         1.76(j)          278.7
  0.00(c)    10.25   (1.75)        4,400         3.01(i)          3.33(i)         0.56(i)          236.1
  0.00(c)    12.33   16.14         5,290         2.89(h)          3.18(h)         0.09(h)          210.9
  0.00(c)    11.44    7.65         4,220         2.49             2.70            0.43             271.1
  0.00(c)    11.26   13.17(a)      3,029         2.45(d)          3.47(d)        (0.67)(d)         108.0

SEE NOTES TO FINANCIAL STATEMENTS


                            FINANCIAL HIGHLIGHTS 29

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                    INCOME FROM INVESTMENT OPERATIONS                 LESS DISTRIBUTIONS
                                 --------------------------------------   ------------------------------------------
                                                                                       DISTRIBUTIONS
                                                                                        FROM CAPITAL
                                                                           DIVIDENDS    GAINS (FROM
               NET ASSET VALUE       NET      NET REALIZED   TOTAL FROM    (FROM NET     SHORT-TERM                    NET ASSET
                  BEGINNING      INVESTMENT      GAIN ON     INVESTMENT   INVESTMENT     SECURITIES        TOTAL       VALUE END
                  OF PERIOD       INCOME(b)    SECURITIES    OPERATIONS     INCOME)    TRANSACTIONS)   DISTRIBUTIONS   OF PERIOD
               ---------------   ----------   ------------   ----------   ----------   -------------   -------------   ---------
BURNHAM U.S.
GOVERNMENT
MONEY MARKET
FUND(E)
   12/31/08        $1.00           $0.012         $--          $0.012      $(0.012)         $--           $(0.012)       $1.00
   12/31/07         1.00            0.043          --           0.043       (0.043)          --            (0.043)        1.00
   12/31/06         1.00            0.042          --           0.042       (0.042)          --            (0.042)        1.00
   12/31/05         1.00            0.023          --           0.023       (0.023)          --            (0.023)        1.00
   12/31/04         1.00            0.006          --           0.006       (0.006)          --            (0.006)        1.00

(a) TOTAL RETURN IS NOT ANNUALIZED FOR PERIODS LESS THAN ONE YEAR, ASSUMES DIVIDEND REINVESTMENT AND DOES NOT REFLECT THE EFFECT OF SALES CHARGES. TOTAL RETURN WOULD HAVE BEEN LOWER IN THE ABSENSE OF THE EXPENSE WAIVER.

(b)  PER SHARE VALUES HAVE BEEN CALCULATED USING THE AVERAGE SHARES METHOD.

(c)  LESS THAN $0.01 PER SHARE.

(d)  ANNUALIZED.

(e)  FORMERLY THE BURNHAM U.S. TREASURY MONEY MARKET FUND.

(f)  COMMENCED OPERATIONS ON APRIL 30, 2004.

(g)  COMMENCED OPERATIONS ON APRIL 29, 2005.

(h) INCLUDES DIVIDEND EXPENSE ON SECURITIES SOLD SHORT. HAD ONLY OPERATING EXPENSES BEEN INCLUDED, THE RATIOS WOULD HAVE BEEN 1.81%, 2.10%, 1.15% AND 2.51%, 2.80%, 0.47% FOR CLASS A AND CLASS C SHARES, RESPECTIVELY.

(i) INCLUDES DIVIDEND EXPENSE ON SECURITIES SOLD SHORT. HAD ONLY OPERATING EXPENSES BEEN INCLUDED, THE RATIOS WOULD HAVE BEEN 1.85%, 2.17%, 1.71% AND 2.55%, 2.87%, 1.02% FOR CLASS A AND CLASS C SHARES, RESPECTIVELY.

(j) INCLUDES DIVIDEND EXPENSE ON SECURITIES SOLD SHORT. HAD ONLY OPERATING EXPENSES BEEN INCLUDED, THE RATIOS WOULD HAVE BEEN 1.82%, 2.03%, 3.04% AND 2.52%, 2.73%, 2.19% FOR CLASS A AND CLASS C SHARES, RESPECTIVELY.

                                               SEE NOTES TO FINANCIAL STATEMENTS


                             30 FINANCIAL HIGHLIGHTS

FINANCIAL HIGHLIGHTS FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                        RATIOS/SUPPLEMENTAL DATA
                           -------------------------------------------------
                            RATIO OF TOTAL    RATIO OF TOTAL
                            EXPENSES AFTER   EXPENSES BEFORE
                            REIMBURSEMENT/    REIMBURSEMENT/    RATIO OF NET
            NET ASSETS,        RECOVERY          RECOVERY      INCOME/(LOSS)
  TOTAL    END OF PERIOD      TO AVERAGE        TO AVERAGE       TO AVERAGE
RETURN %    (IN $000'S)    NET ASSETS %(5)   NET ASSETS %(5)    NET ASSETS %
--------   -------------   ---------------   ---------------   -------------




  1.14        $308,557           0.75              0.75             1.21
  4.35         359,788             --              0.72             4.24
  4.24         275,502             --              0.76             4.16
  2.41         230,362             --              0.77             2.38
  0.60         235,336             --              0.74             0.62

SEE NOTES TO FINANCIAL STATEMENTS


                             FINANCIAL HIGHLIGHTS 31

NOTES TO FINANCIAL STATEMENTS

ADMINISTRATIVE FEES

1. BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND, BURNHAM FINANCIAL INDUSTRIES FUND, AND BURNHAM U.S. GOVERNMENT MONEY MARKET FUND PAY THE ADMINISTRATOR 0.15% OF AVERAGE DAILY NET ASSETS UP TO $150 MILLION, 0.125% OF AVERAGE DAILY NET ASSETS FROM $150 MILLION TO $300 MILLION, AND 0.10% OF AVERAGE DAILY NET ASSETS ABOVE $300 MILLION.

MANAGEMENT FEES

2. BURNHAM ASSET MANAGEMENT CORP. (THE "ADVISER") SERVES AS THE ADVISER TO THE FUNDS. THE ADVISER IS ENTITLED TO A MONTHLY FEE AT AN ANNUAL RATE BASED UPON A PERCENTAGE OF THE AVERAGE DAILY NET ASSETS OF EACH FUND AT THE FOLLOWING RATES:

BURNHAM FUND                                0.60%
BURNHAM FINANCIAL SERVICES FUND             0.75%
BURNHAM FINANCIAL INDUSTRIES FUND           0.90%
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND   0.40%

     THE ADVISER'S BASIC FEE WITH RESPECT TO THE BURNHAM FINANCIAL INDUSTRIES FUND MAY BE ADJUSTED UPWARD OR DOWNWARD (BY UP TO 0.10% OF THE FUND'S AVERAGE DAILY NET ASSETS) DEPENDING ON WHETHER AND TO WHAT EXTENT THE FUND'S PERFORMANCE FOR THE RELEVANT PERFORMANCE PERIOD, WHICH CONSISTS OF THE CURRENT MONTH AND THE PRIOR 35 MONTHS, OR SUCH SHORTER PERIOD SINCE COMMENCEMENT OF THE FUND'S OPERATIONS, EXCEEDS OR IS EXCEEDED BY THE PERFORMANCE OF THE KBW BANK INDEX. THIS PERFORMANCE COMPARISON IS MADE AT THE END OF EACH MONTH. FOR THE YEAR ENDED DECEMBER 31, 2008, THE ADVISER'S FEE FOR THE BURNHAM FINANCIAL INDUSTRIES FUND WAS ADJUSTED UPWARD BY 0.07%.

DISTRIBUTION FEES AND COMMISSIONS

3. BURNHAM SECURITIES INCORPORATED SERVES AS PRINCIPAL DISTRIBUTOR TO THE FUNDS PURSUANT TO A DISTRIBUTION AGREEMENT. THE FUNDS (OTHER THAN THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND) HAVE ADOPTED DISTRIBUTION PLANS UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED, TO REIMBURSE THE DISTRIBUTOR FOR SERVICES PROVIDED FOR DISTRIBUTING SHARES OF THE FUNDS.

THE FOLLOWING FUNDS PAY THE DISTRIBUTOR A DISTRIBUTION FEE OF:

                                    CLASS A   CLASS B   CLASS C
                                    -------   -------   -------
BURNHAM FUND                         0.25%     0.75%     0.75%
BURNHAM FINANCIAL SERVICES FUND      0.25%     0.75%     0.75%
BURNHAM FINANCIAL INDUSTRIES FUND    0.30%       --      0.75%

THE FOLLOWING FUNDS PAY THE DISTRIBUTOR A SERVICE FEE OF:

                                    CLASS B   CLASS C
                                    -------   -------
BURNHAM FUND                         0.25%     0.25%
BURNHAM FINANCIAL SERVICES FUND      0.25%     0.25%
BURNHAM FINANCIAL INDUSTRIES FUND      --      0.25%


THE DISTRIBUTOR ALSO RECEIVED FEES FROM SHAREHOLDER TRANSACTIONS AND PORTFOLIO
TRADES:

                        CLASS A
                         SALES
                      COMMISSION/   CLASS B   CLASS C      BROKER
                          CDSC        CDSC      CDSC    COMMISSIONS
                      -----------   -------   -------   -----------
BURNHAM FUND            $ 1,142     $   605   $   111     $69,500
BURNHAM FINANCIAL
    SERVICES FUND       $15,384     $31,804   $ 8,620     $    --
BURNHAM FINANCIAL
    INDUSTRIES FUND     $56,166     $    --   $12,360     $    --

OFFERING PRICE

4. FOR CLASS A SHARES, THE OFFERING PRICE, WITH MAXIMUM 5% SALES CHARGE WAS $18.89, $15.15 AND $9.47 FOR BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL INDUSTRIES FUND, RESPECTIVELY. THE REDEMPTION PRICE IS NAV. FOR CLASS B AND CLASS C SHARES, THE OFFERING PRICE IS NAV AND THE REDEMPTION PRICE VARIES WITH ANY CDSC CHARGED.

EXPENSES

5. THE ADVISER HAS ADOPTED A CONTRACTUAL EXPENSE LIMITATION AGREEMENT (THE "AGREEMENT") FOR THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND THE BURNHAM FINANCIAL INDUSTRIES FUND. UNDER THE AGREEMENT, THE ADVISER CONTRACTUALLY LIMITS THE FOLLOWING FUNDS' TOTAL ANNUAL EXPENSES TO THE RATES BELOW BASED ON AVERAGE NET ASSETS FOR CLASS A, CLASS B AND CLASS C:

                    CLASS A   CLASS B   CLASS C
                    -------   -------   -------
BURNHAM FUND         1.39%     2.14%     2.14%
BURNHAM FINANCIAL
   SERVICES FUND     1.60%     2.35%     2.35%

     UNDER THE AGREEMENT, THE ADVISER CONTRACTUALLY LIMITS THE BURNHAM FINANCIAL INDUSTRIES FUND'S TOTAL ANNUAL OPERATING EXPENSES BY LIMITING "OTHER EXPENSES" TO 0.55%. THE EXPENSE LIMITATIONS WILL TERMINATE ON APRIL 30, 2009 AND MAY BE CONTINUED FROM YEAR TO YEAR THEREAFTER, IF AGREED BY ALL PARTIES TO THE AGREEMENT.

     PURSUANT TO THE AGREEMENT ANY WAIVERS AND REIMBURSEMENTS MADE BY THE ADVISER TO A FUND ARE SUBJECT TO RECOUPMENT BY THE ADVISER WITHIN THE FOLLOWING THREE YEARS PROVIDED THE FUND IS ABLE TO EFFECT REPAYMENT AND REMAIN IN COMPLIANCE WITH APPLICABLE EXPENSE LIMITATIONS. EXTRAORDINARY EXPENSES (E.G., PROXY EXPENSES) AND OTHER NON-OPERATING EXPENSES (E.G., DIVIDEND EXPENSES FOR SECURITIES SOLD SHORT AND ACQUIRED FUND FEES) AS DEFINED BY THE AGREEMENT, ARE NOT APPLICABLE TO THE FUNDS' EXPENSE CAPS. FOR THE YEAR ENDED DECEMBER 31, 2008, THE DIVIDEND EXPENSE WAS $219,872 FOR THE BURNHAM FINANCIAL INDUSTRIES FUND. FOR THE YEAR ENDED DECEMBER 31, 2008, THERE WERE NO EXTRAORDINARY EXPENSES ALLOCATED TO THE FUNDS.

     THE ADVISER MAY FROM TIME TO TIME VOLUNTARILY AGREE TO WAIVE ALL OR A PORTION OF ITS MANAGEMENT FEE FROM THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND. ANY SUCH WAIVER BY THE ADVISER MAY BE DISCONTINUED OR MODIFIED BY THE ADVISER AT ANY TIME. THE AMOUNT OF ANY WAIVED FEES IS SUBJECT TO RECOUPMENT BY THE ADVISER FROM THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND WITHIN THE SAME CALENDAR YEAR IN WHICH THE FEES WERE WAIVED AND THE THREE SUBSEQUENT CALENDAR YEARS, PROVIDED THAT NO AMOUNT MAY BE RECOUPED THAT WOULD CAUSE THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND'S TOTAL EXPENSE RATIO AS A RESULT OF SUCH RECOUPMENT TO EXCEED 1.00%. IN NO EVENT SHALL THE RECOUPMENT EXCEED 0.10% OF DAILY NET ASSETS OF THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND.

THE ADVISER'S NET REIMBURSEMENT OR RECOUPMENT WAS AS FOLLOWS:

                          WAIVERS/                  SUBJECT TO
                       REIMBURSEMENT   RECOUPMENT   RECOUPMENT
                       -------------   ----------   ----------
BURNHAM FUND              $ 42,802       $ 1,214     $ 59,885
BURNHAM FINANCIAL
   SERVICES FUND          $138,341       $ 1,416     $185,750
BURNHAM FINANCIAL
   INDUSTRIES FUND        $107,577       $    --     $378,356
BURNHAM U.S.
   GOVERNMENT MONEY
   MARKET FUND            $ 23,516       $18,045     $  5,471


                        32 NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

SECURITIES AND WRITTEN OPTIONS TRANSACTIONS

6. THE AGGREGATE COST OF PURCHASES AND PROCEEDS FROM SALES OF SECURITIES, EXCLUDING SHORT-TERM INVESTMENTS, FOR THE YEAR ENDED DECEMBER 31, 2008, ARE AS FOLLOWS:

                        PURCHASES        SALES
                      ------------   ------------
BURNHAM FUND          $ 33,864,480   $ 45,749,371
BURNHAM FINANCIAL
   SERVICES FUND      $105,054,436   $120,765,818
BURNHAM FINANCIAL
   INDUSTRIES FUND    $210,437,198   $139,075,195

WRITTEN OPTION ACTIVITY FOR THE FUNDS WAS AS FOLLOWS:

BURNHAM FUND

WRITTEN OPTIONS                    NUMBER OF CONTRACTS    PREMIUMS
---------------                    -------------------   ---------
OUTSTANDING AT DECEMBER 31, 2007           300           $ 197,107
WRITTEN                                    720             148,013
CLOSED                                    (700)           (282,556)
EXERCISED                                  (20)            (17,020)
                                          ----           ---------
OUTSTANDING AT DECEMBER 31, 2008           300           $  45,544
                                          ====           =========

BURNHAM FINANCIAL SERVICES FUND

WRITTEN OPTIONS                    NUMBER OF CONTRACTS     PREMIUMS
---------------                    -------------------   -----------
OUTSTANDING AT DECEMBER 31, 2007            9,893        $ 1,584,262
WRITTEN                                    31,365          4,003,238
EXPIRED                                   (18,271)        (2,402,729)
CLOSED                                    (10,375)        (1,638,877)
EXERCISED                                  (3,020)          (282,625)
                                          -------        -----------
OUTSTANDING AT DECEMBER 31, 2008            9,592        $ 1,263,269
                                          =======        ===========

BURNHAM FINANCIAL INDUSTRIES FUND

WRITTEN OPTIONS                    NUMBER OF CONTRACTS    PREMIUMS
---------------                    -------------------   -----------
OUTSTANDING AT DECEMBER 31, 2007            6,625        $ 1,156,648
WRITTEN                                    82,766         13,175,431
EXPIRED                                   (28,632)        (4,380,427)
CLOSED                                    (12,475)        (2,150,286)
EXERCISED                                 (12,308)        (1,841,955)
                                          -------        -----------
OUTSTANDING AT DECEMBER 31, 2008           35,976        $ 5,959,411
                                          =======        ===========

DISTRIBUTIONS AND TAXES

7. IT IS EACH FUND'S INTENTION TO QUALIFY AS A REGULATED INVESTMENT COMPANY BY COMPLYING WITH THE REQUIREMENTS OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED, APPLICABLE TO REGULATED INVESTMENT COMPANIES AND BY DISTRIBUTING SUBSTANTIALLY ALL OF ITS EARNINGS TO ITS SHAREHOLDERS. THEREFORE, NO FEDERAL INCOME TAX PROVISION IS REQUIRED.

     INCOME DISTRIBUTIONS AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS, WHICH MAY DIFFER FROM GENERALLY ACCEPTED ACCOUNTING PRINCIPLES. THE CHARACTER OF DISTRIBUTIONS PAID ON A TAX BASIS DURING 2008 AND 2007 IS AS FOLLOWS:

                                         BURNHAM      BURNHAM
                                        FINANCIAL    FINANCIAL
                            BURNHAM      SERVICES    INDUSTRIES
2008                         FUND          FUND         FUND
----                       ----------   ----------   ----------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME            $  559,834   $1,749,248   $4,639,065
LONG-TERM CAPITAL GAIN        876,295      148,443           --
RETURN OF CAPITAL                  --      190,905           --
                           ----------   ----------   ----------
                           $1,436,129   $2,088,596   $4,639,065
                           ==========   ==========   ==========

                                         BURNHAM      BURNHAM
                                        FINANCIAL    FINANCIAL
                            BURNHAM      SERVICES    INDUSTRIES
2007                         FUND          FUND         FUND
----                       ----------   ----------   ----------
DISTRIBUTIONS PAID FROM:
ORDINARY INCOME            $  175,652   $  249,136   $  374,449
SHORT-TERM CAPITAL GAIN            --    2,251,044    2,096,661
LONG-TERM CAPITAL GAIN      3,792,188    4,098,572    1,745,495
                           ----------   ----------   ----------
                           $3,967,840   $6,598,752   $4,216,605
                           ----------   ----------   ----------

     AS OF DECEMBER 31, 2008, THE COMPONENTS OF DISTRIBUTABLE EARNINGS ON A TAX BASIS WERE AS FOLLOWS:

                                           BURNHAM        BURNHAM
                                          FINANCIAL      FINANCIAL
                            BURNHAM        SERVICES      INDUSTRIES
2008                         FUND            FUND           FUND
----                       ----------   -------------   ------------
ORDINARY INCOME            $       --   $          --   $    198,765
ACCUMULATED GAIN           $       --   $          --   $         --
UNREALIZED APPRECIATION/
   (DEPRECIATION)          $5,020,479   $(17,809,010)   $(15,066,612)

     THE FOLLOWING FUNDS HAD NET CAPITAL LOSS CARRYFORWARDS OF APPROXIMATELY:

                                                    POST
                     CAPITAL LOSS   EXPIRATION    OCTOBER
FUND                 CARRYFORWARD      DATE        LOSSES
----                 ------------   ----------   ----------
BURNHAM FUND           $1,499,924   12/31/2016   $2,199,256
BURNHAM FINANCIAL
   SERVICES FUND          209,807   12/31/2016      678,554
BURNHAM FINANCIAL
   INDUSTRIES FUND             --           --      632,040

     NET INVESTMENT INCOME AND REALIZED GAIN AND LOSS FOR FEDERAL TAX PURPOSES DIFFER FROM THAT REPORTED IN THE FINANCIAL STATEMENTS BECAUSE OF TEMPORARY AND PERMANENT BOOK AND TAX DIFFERENCES. THESE DIFFERENCES ARE PRIMARILY RELATED TO DIFFERING TREATMENT OF WASH SALES AND THE TAX PRACTICE KNOWN AS EQUALIZATION. AS OF DECEMBER 31, 2008, THE PERMANENT BOOK AND TAX BASIS DIFFERENCES WERE AS FOLLOWS:

                                     BURNHAM       BURNHAM
                                     FINANCIAL    FINANCIAL
                          BURNHAM    SERVICES    INDUSTRIES
2008                        FUND        FUND        FUND
----                     ---------   ---------   ----------
INCREASE/(DECREASE)
   UNDISTRIBUTED NET
   INVESTMENT
   INCOME/(LOSS)         $ (16,293)  $ 128,683   $   (39,426)
INCREASE/(DECREASE)
   ACCUMULATED NET
   REALIZED
   GAIN/(LOSS)           $(267,491)  $(921,014)  $(1,703,959)
INCREASE/(DECREASE) TO
   PAID-IN CAPITAL       $ 283,784   $ 792,331   $ 1,743,385
INCREASE/(DECREASE)
   NET UNREALIZED
   APPRECIATION/
   (DEPRECIATION)        $      --   $     --    $        --

     THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND DID NOT HAVE ANY BOOK/TAX DIFFERENCES FOR DISTRIBUTIONS PAID DURING 2008 AND 2007. ALL DISTRIBUTIONS FROM THE U.S. GOVERNMENT MONEY MARKET FUND ARE CLASSIFIED AS ORDINARY INCOME.

     THE FUNDS ADOPTED FINANCIAL ACCOUNTING STANDARDS BOARD (FASB) ISSUED FASB INTERPRETATION NO. 48, "ACCOUNTING FOR UNCERTAINTY IN INCOME TAXES - AN INTERPRETATION OF FASB STATEMENT NO. 109" (FIN 48), ON JUNE 29, 2007. FIN 48 CLARIFIES THE ACCOUNTING FOR UNCERTAINTY IN TAX POSITIONS TAKEN OR EXPECTED TO BE TAKEN IN A TAX RETURN. FIN 48 PROVIDES GUIDANCE ON THE MEASUREMENT, RECOGNITION, CLASSIFICATION AND DISCLOSURE OF TAX POSITIONS, ALONG WITH ACCOUNTING FOR THE RELATED INTEREST AND PENALTIES. MANAGEMENT HAS REVIEWED THE TAX POSITIONS FOR EACH OF THE THREE OPEN TAX YEARS AS OF DECEMBER 31, 2008 AND HAS DETERMINED THAT THE IMPLEMENTATION OF FIN 48 DID NOT HAVE A MATERIAL IMPACT ON THE FUNDS' FINANCIAL STATEMENTS.

OFFICERS AND TRUSTEES INTERESTS

8. OFFICERS AND TRUSTEES OWNED A PORTION OF THE FOLLOWING FUNDS' SHARES OUTSTANDING AS OF DECEMBER 31, 2008:

BURNHAM FUND                                0.64%
BURNHAM FINANCIAL SERVICES FUND             0.35%
BURNHAM FINANCIAL INDUSTRIES FUND           0.35%
BURNHAM U.S. GOVERNMENT MONEY MARKET FUND   0.10%


                        NOTES TO FINANCIAL STATEMENTS 33

NOTES TO FINANCIAL STATEMENTS

     SUBSTANTIALLY ALL OF THE ASSETS OF THE BURNHAM U.S. GOVERNMENT MONEY MARKET FUND ARE OWNED BY CUSTOMERS OF THE FUND'S DISTRIBUTOR AND AFFILIATES.

SECURITIES LENDING

9.   TAT DECEMBER 31, 2008, THE FUNDS HAD NO SECURITIES OUT ON LOAN.

DISCLOSURE OF CERTAIN COMMITMENTS AND CONTINGENCIES

10. IN THE NORMAL COURSE OF BUSINESS, THE FUNDS MAY ENTER INTO CONTRACTS AND AGREEMENTS THAT CONTAIN A VARIETY OF REPRESENTATIONS AND WARRANTIES, WHICH PROVIDE GENERAL INDEMNIFICATIONS. THE MAXIMUM EXPOSURE TO THE FUNDS UNDER THESE ARRANGEMENTS IS UNKNOWN, AS THIS WOULD INVOLVE FUTURE CLAIMS THAT MAY BE MADE AGAINST THE FUNDS THAT HAVE NOT YET OCCURRED. HOWEVER, BASED ON EXPERIENCE, THE FUNDS EXPECT THE RISK OF LOSS TO BE REMOTE.

TRANSACTIONS WITH AFFILIATED SECURITIES

11. DURING THE PERIOD, THE BURNHAM FINANCIAL SERVICES FUND OWNED SHARES OF THE FOLLOWING AFFILIATED SECURITIES. AN AFFILIATED SECURITY IS A SECURITY IN WHICH THE FUND HAS OWNERSHIP OF AT LEAST 5% OF THE VOTING SECURITIES.

            VALUE AT    COST OF    COST OF   VALUE AT     REALIZED    DIVIDEND
AFFILIATE   12/31/07   PURCHASES    SALES    12/31/08   GAIN/(LOSS)    INCOME
---------   --------   ---------   -------   --------   -----------   --------
PEREGRINE
HOLDINGS
LTD.        $292,793     $2,314      $--     $295,107       $--         $--

RESTRICTED SECURITIES

12. ALL FUNDS, EXCEPT BURNHAM U.S. GOVERNMENT MONEY MARKET FUND, MAY NOT INVEST MORE THAN 15% OF THEIR NET ASSETS IN SECURITIES SUBJECT TO LEGAL OR CONTRACTUAL RISKS ("RESTRICTED SECURITIES"). AT DECEMBER 31, 2008, THE BURNHAM FINANCIAL SERVICES FUND OWNED THE FOLLOWING RESTRICTED SECURITIES, WHICH MAY NOT BE PUBLICLY SOLD WITHOUT REGISTRATION UNDER THE SECURITIES ACT OF 1933 (THE "1933 ACT"). THE VALUE OF THESE SECURITIES IS DETERMINED USING QUOTATIONS SUPPLIED BY A PRICING SERVICE OR BROKER, OR IF NOT AVAILABLE, IS DETERMINED IN GOOD FAITH PURSUANT TO PROCEDURES ADOPTED BY THE BOARD OF TRUSTEES. CERTAIN OF THESE SECURITIES MAY BE OFFERED AND SOLD TO "QUALIFIED INSTITUTIONAL BUYERS" UNDER THE RULE 144A OF THE 1933 ACT.

DESCRIPTION,
DATE OF PURCHASE,     SHARES/
% OF NET ASSETS     FACE VALUE      COST         VALUE
-----------------   ----------   ----------   ----------
BANK OF ATLANTA       228,572    $1,600,004   $1,195,432
05/08/06
2.46%

PEREGRINE             275,000    $  295,107   $  295,107
HOLDINGS LTD.
05/31/02
0.61%

INDUSTRY RISK

13. BURNHAM FUND MAY HOLD A LARGE CONCENTRATION OF INVESTMENTS WITHIN THE ENERGY SECTOR. THE FUND MAY BE DISPROPORTIONATELY AFFECTED BY EVENTS IN THE ENERGY SECTOR. EVENTS AFFECTING THE ENERGY SECTOR MAY INCLUDE THE
     FOLLOWING:

     -    CHANGE IN NATIONAL AND INTERNATIONAL ECONOMIC AND POLITICAL CONDITIONS

     -    COMPANIES IN THE ENERGY SECTOR MAY FALL OUT OF FAVOR

     - CONCENTRATION OF INVESTMENTS MAY INCREASE VOLATILITY OF THE VALUE OF THE FUND'S INVESTMENTS

     BURNHAM FINANCIAL SERVICES FUND AND BURNHAM FINANCIAL INDUSTRIES FUND MAY BE DISPROPORTIONATELY AFFECTED BY EVENTS AFFECTING THE FINANCIAL SERVICES SECTOR. EVENTS AFFECTING THE FINANCIAL SERVICES SECTOR MAY INCLUDE THE
     FOLLOWING:

     -    BANK VIABILITY/LIQUIDITY

     -    CHANGE IN INCOME CONDITIONS AND INTEREST RATES

     -    FINANCIAL COMPANIES MAY FALL OUT OF FAVOR

     -    CONCENTRATION OF INVESTMENTS MAY INCREASE VOLATILITY OF THE FUND

SHORT-TERM TRADING (REDEMPTION FEE)

14. SHAREHOLDERS IN THE BURNHAM FUND, BURNHAM FINANCIAL SERVICES FUND AND THE BURNHAM FINANCIAL INDUSTRIES FUND ARE SUBJECT TO A REDEMPTION FEE EQUAL TO 2.0% OF THE PROCEEDS FOR THE REDEEMED SHARES WITHIN 30 DAYS OF PURCHASE. ALL REDEMPTION FEES ARE RETAINED BY THE APPLICABLE FUND AND ACCOUNTED FOR AS AN ADDITION TO PAID-IN CAPITAL.

FAIR VALUE OF FINANCIAL INSTRUMENTS

15. EFFECTIVE JANUARY 1, 2008, THE FUNDS ADOPTED FAS 157 - FAIR VALUE MEASUREMENTS ("FAS 157" OR "THE STATEMENT"). FAS 157 DEFINES FAIR VALUE, ESTABLISHES A FRAMEWORK FOR MEASURING FAIR VALUE IN GENERALLY ACCEPTED ACCOUNTING PRINCIPLES ("GAAP"), AND EXPANDS DISCLOSURES ABOUT FAIR VALUE MEASUREMENT. THE CHANGES TO CURRENT PRACTICE RESULTING FROM THE APPLICATION OF THE STATEMENT RELATE TO THE DEFINITION OF FAIR VALUE, THE METHODS USED TO MEASURE FAIR VALUE, AND THE EXPANDED DISCLOSURES ABOUT FAIR VALUE MEASUREMENT. THE STATEMENT ESTABLISHES A FAIR VALUE HIERARCHY THAT DISTINGUISHES BETWEEN (1) MARKET PARTICIPANT ASSUMPTIONS DEVELOPED BASED ON MARKET DATA OBTAINED FROM SOURCES INDEPENDENT OF THE FUNDS (OBSERVABLE INPUTS) AND (2) THE FUNDS' OWN ASSUMPTIONS ABOUT MARKET PARTICIPANT ASSUMPTIONS DEVELOPED BASED ON THE BEST INFORMATION AVAILABLE IN THE CIRCUMSTANCES (UNOBSERVABLE INPUTS). THE THREE LEVELS DEFINED BY THE FAS 157 HIERARCHY ARE AS FOLLOWS:

     LEVEL I - QUOTED PRICES (UNADJUSTED) IN ACTIVE MARKETS FOR IDENTICAL ASSETS OR LIABILITIES THAT THE REPORTING ENTITY HAS THE ABILITY TO ACCESS AT THE MEASUREMENT DATE.

     LEVEL II - INPUTS OTHER THAN QUOTED PRICES INCLUDED WITHIN LEVEL 1 THAT ARE OBSERVABLE FOR THE ASSET OR LIABILITY, EITHER DIRECTLY OR INDIRECTLY. LEVEL II ASSETS INCLUDE THE FOLLOWING: QUOTED PRICES FOR SIMILAR ASSETS OR LIABILITIES IN ACTIVE MARKETS, QUOTED PRICES FOR IDENTICAL OR SIMILAR ASSETS OR LIABILITIES IN MARKETS THAT ARE NOT ACTIVE, INPUTS OTHER THAN QUOTED PRICES THAT ARE OBSERVABLE FOR THE ASSET OR LIABILITY, AND INPUTS THAT ARE DERIVED PRINCIPALLY FROM OR CORROBORATED BY OBSERVABLE MARKET DATA BY CORRELATION OR OTHER MEANS (MARKET-CORROBORATED INPUTS).

     LEVEL III - UNOBSERVABLE PRICING INPUT AT THE MEASUREMENT DATE FOR THE ASSET OR LIABILITY. UNOBSERVABLE INPUTS SHALL BE USED TO MEASURE FAIR VALUE TO THE EXTENT THAT OBSERVABLE INPUTS ARE NOT AVAILABLE.

     IN SOME INSTANCES, THE INPUTS USED TO MEASURE FAIR VALUE MIGHT FALL IN DIFFERENT LEVELS OF THE FAIR VALUE HIERARCHY. THE LEVEL IN THE FAIR VALUE HIERARCHY WITHIN WHICH THE FAIR VALUE MEASUREMENT IN ITS ENTIRETY FALLS SHALL BE DETERMINED BASED ON THE LOWEST INPUT LEVEL THAT IS SIGNIFICANT TO THE FAIR VALUE MEASUREMENT IN ITS ENTIRETY.


                        34 NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

     THE FOLLOWING TABLE SUMMARIZES THE VALUATION OF EACH FUND'S SECURITIES USING THE FAIR VALUE HIERARCHY:

AT DECEMBER 31, 2008            TOTAL        LEVEL I        LEVEL II      LEVEL III
--------------------        ------------   ------------   ------------   ----------
BURNHAM FUND
   INVESTMENTS              $ 57,324,457   $ 47,568,401   $  9,756,056   $       --
   DERIVATIVE LIABILITIES         (2,000)        (2,000)            --           --
BURNHAM FINANCIAL
SERVICES FUND
   INVESTMENTS                47,994,275     39,903,737      6,599,999    1,490,539
   DERIVATIVE LIABILITIES       (415,482)      (402,070)       (13,412)          --
BURNHAM FINANCIAL
INDUSTRIES FUND
   INVESTMENTS                81,726,414     77,212,762      4,513,652           --
   DERIVATIVE LIABILITIES    (14,059,556)   (14,012,443)       (47,113)          --
BURNHAM U.S. GOVERNMENT
MONEY MARKET FUND
   INVESTMENTS               308,476,224             --    308,476,224           --

     THE FOLLOWING TABLE SUMMARIZES THE CHANGE IN VALUE ASSOCIATED WITH LEVEL III FINANCIAL INSTRUMENTS CARRIED AT FAIR VALUE FOR THE YEAR ENDED DECEMBER 31, 2008:

                                   LEVEL III
BURNHAM FINANCIAL SERVICES FUND   ASSETS, NET
-------------------------------   -----------
BALANCE, JANUARY 1, 2008          $1,892,797
NET TRANSFERS IN                       2,314
UNREALIZED LOSSES                   (404,572)
                                  ----------
BALANCE, DECEMBER 31, 2008        $1,490,539
                                  ==========

RECENTLY ISSUED ACCOUNTING PRONOUNCEMENTS

16. IN MARCH 2008, STATEMENT OF FINANCIAL ACCOUNTING STANDARDS NO. 161, "DISCLOSURES ABOUT DERIVATIVE INSTRUMENTS AND HEDGING ACTIVITIES" (SFAS
     161), WAS ISSUED AND IS EFFECTIVE FOR FISCAL YEARS BEGINNING AFTER NOVEMBER 15, 2008. SFAS 161 REQUIRES ENHANCED DISCLOSURES TO PROVIDE INFORMATION ABOUT THE REASONS THE FUND INVESTS IN DERIVATIVE INSTRUMENTS, THE ACCOUNTING TREATMENT AND THE EFFECT DERIVATIVES HAVE ON FINANCIAL PERFORMANCE. MANAGEMENT IS CURRENTLY EVALUATING THE IMPACT THE ADOPTION OF SFAS 161 WILL HAVE ON THE FUNDS' FINANCIAL STATEMENT DISCLOSURES.


                        NOTES TO FINANCIAL STATEMENTS 35

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of Burnham Investors Trust:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of portfolio holdings, and the related statements of operations and of changes in net assets and the financial highlights, present fairly, in all material respects, the financial position of Burnham Investors Trust (constituting Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, and Burnham U.S. Government Money Market Fund, hereafter referred to as the "Funds") at December 31, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 25, 2009


           36 REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

OTHER INFORMATION (UNAUDITED)

UNDERSTANDING YOUR FUND EXPENSES

As a shareholder of the Burnham Fund, Burnham Financial Services Fund, Burnham Financial Industries Fund, or the Burnham U.S. Government Money Market Fund (the "funds"), you incur two types of costs: (1) transaction costs, including redemption fees and sales charges (loads) on purchases of Class A shares; and
(2) ongoing costs, including management fees, distribution and/or service fees, and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period July 1, 2008 to December 31, 2008.

ACTUAL EXPENSES

The first section of the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of the table below provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you compare the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                               HYPOTHETICAL
                                                   ACTUAL EXPENSES                     (5% RETURN BEFORE EXPENSES)
                                       ------------------------------------   ----------------------------------------------
                                                                  EXPENSES                               EXPENSES
                                       BEGINNING     ENDING     PAID DURING   BEGINNING     ENDING     PAID DURING
                                        ACCOUNT      ACCOUNT      PERIOD*      ACCOUNT     ACCOUNT       PERIOD*
                                         VALUE        VALUE      7/1/2008-      VALUE       VALUE        7/1/2008-   EXPENSE
                                       7/1/2008    12/31/2008    12/31/2008   7/1/2008    12/31/2008    12/31/2008    RATIO
                                       ---------   ----------   -----------   ---------   ----------   -----------   -------
BURNHAM FUND
Class A ............................     $1,000      $  672        $ 6.07       $1,000      $1,018        $ 7.32      1.44%
Class B ............................      1,000         670          9.22        1,000       1,014         11.12      2.20%
Class C ............................      1,000         670          9.15        1,000       1,014         11.04      2.18%
BURNHAM FINANCIAL SERVICES FUND
Class A ............................     $1,000      $1,025        $ 8.17       $1,000      $1,017        $ 8.14      1.60%
Class B ............................      1,000       1,021         11.96        1,000       1,013         11.91      2.35%
Class C ............................      1,000       1,021         11.95        1,000       1,013         11.90      2.35%
BURNHAM FINANCIAL INDUSTRIES FUND
Class A ............................     $1,000      $1,032        $11.36       $1,000      $1,014        $11.26      2.22%
Class C ............................      1,000       1,028         14.83        1,000       1,011         14.70      2.91%
BURNHAM U.S. GOVERNMENT MONEY
MARKET FUND ........................     $1,000      $1,003        $ 4.03       $1,000      $1,021        $ 4.07      0.80%

* Expenses are equal to each fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by the 184 days in the most recent fiscal half-year, divided by 366 days in the year (to reflect the one-half year period).

PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that the funds use to determine how to vote proxies and information regarding how the funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 874-3863; (2) on the fund's website located at http://www.burnhamfunds.com; and (3) on the U.S. Securities and Exchange Commission's ("SEC") website located at http://www.sec.gov.

PORTFOLIO HOLDINGS

The funds file their complete schedule of portfolio holdings with the U.S. Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund's Form N-Q is available (1) by calling (800) 874-3863; (2) on the fund's website located at http://www.burnhamfunds.com; (3) on the SEC's website at http://www.sec.gov; and (4) for review and copying at the SEC's Public Reference Room ("PRR") in Washington, DC. Information regarding the operation of the PRR may be obtained by calling 1-800-SEC-0330.

TAX INFORMATION

Of the distributions made by the following funds, the corresponding percentages represent the amount of each distribution, which will qualify for the 15% dividend income tax rate available as of December 31, 2008.

Burnham Fund                        100.00%
Burnham Financial Services Fund      67.38%
Burnham Financial Industries Fund    22.83%

Of the distributions made by the following funds, the corresponding percentages represent the amount of each distribution, which may qualify for the dividends received deduction available to corporate shareholders.

Burnham Fund                        100.00%
Burnham Financial Services Fund      65.67%
Burnham Financial Industries Fund    22.79%

For the fiscal year ended December 31, 2008, the amount of long-term capital gain designated by the funds is as follows:

Burnham Fund                        $876,295
Burnham Financial Services Fund     $148,443
Burnham Financial Industries Fund   $     --


                              OTHER INFORMATION 37

THE FUNDS'
                                BOARD OF TRUSTEES

The tables below provide information on the individuals who serve as trustees and officers of Burnham Investors Trust (to which all funds in this report belong). The Board of Trustees oversees the funds' business and investment activities and is responsible for protecting the interests of fund shareholders.

Two of the trustees are considered affiliated or "interested" persons under the Investment Company Act of 1940, as amended. This category is defined as including any person who is an officer, director, or employee of Burnham Asset Management Corp., the funds' investment advisor, or Burnham Securities Inc., the funds' distributor, as well as anyone who -- individually or otherwise -- owns, controls, or has voting power over 5% or more of the securities of the Burnham companies mentioned above or of any of the funds.

Although Burnham Investors Trust was formed in 1999, the dates of service shown below include any time spent as trustee of the trust's predecessor organization, Burnham Fund, which was formed in June 1975. All trustees oversee four active portfolios, as disclosed in this report. Each trustee serves until his or her resignation, retirement or termination. Each officer serves at the pleasure of the Board of Trustees or until a successor is elected. During the year covered by this report, the Board of Trustees met four times. For purposes of trust business, the address for all trustees is c/o Burnham Investors Trust, 1325 Avenue of the Americas, 26th Floor, New York, NY 10019.

Jon M. Burnham and Debra B. Hyman are father and daughter, respectively.

You can find more information about the trustees in the Statement of Additional Information for the funds, which is available for free by calling 1-800-874-FUND
(3863).

AFFILIATED TRUSTEES

                       TRUST POSITION(S);                 PRINCIPAL OCCUPATION(S) AND ALL
NAME, YEAR BORN       YEAR ELECTED TRUSTEE            DIRECTORSHIPS DURING THE LAST FIVE YEARS
---------------       --------------------   -----------------------------------------------------------
JON M. BURNHAM        Chairman, President,   Chairman, CEO, Director, Burnham Asset Management Corp.,
1936                  CEO; 1986              Burnham Securities Inc.

GEORGE STARK          Trustee; 2002          Senior Managing Director, Burnham Asset Management Corp.,
1944                                         Burnham Securities Inc.; Director, Burnham Financial Group;
                                             Director, Anti-Defamation League Foundation (non-profit);
                                             Director; Menil Foundation (non-profit);
                                             President, CEO of Stark Capital Management

PRINCIPAL OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                         OFFICE(S) HELD;
NAME, YEAR BORN          YEAR APPOINTED           PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
---------------       --------------------   -----------------------------------------------------------
MICHAEL E. BARNA      Executive Vice         EVP, Assistant Secretary, Burnham Asset Management Corp.
1961                  President, Chief
                      Financial Officer,
                      Secretary; 1989

DEBRA B. HYMAN        Executive Vice         Director, VP, Burnham Asset Management Corp.,
1961                  President; 1989        Burnham Securities Inc.

PAT A. COLLETTI       First Vice President,  First VP, Burnham Asset Management Corp.,
1958                  Treasurer; 2004        since 2004; 1999 to 2004, VP and Director of Fund
                                             Accounting and Administration, PNC Global Investment
                                             Servicing (formerly PFPC, Inc.)

FRANK A. PASSANTINO   First Vice President,  First VP, Burnham Asset Management Corp.,
1964                  Assistant Secretary
                      and Anti-Money
                      Laundering Officer;    Burnham Securities Inc.
                      1990


                              38 BOARD OF TRUSTEES

PRINCIPAL OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES CONTINUED

NAME, YEAR BORN        OFFICE(S) HELD; YEAR APPOINTED   PRINCIPAL OCCUPATION(S) DURING THE LAST FIVE YEARS
---------------        ------------------------------   --------------------------------------------------
RONALD M. GEFFEN       Vice President; 1990             Managing Director, Burnham Asset Management Corp.,
1952                                                    Burnham Securities Inc.

THOMAS N. CALABRIA     Chief Compliance                 VP Burnham Asset Management Corp.
1968                   Officer; 2006                    and Burnham Securities Inc. since 2005; 1998 to
                                                        2005, AVP and Regulatory Administrator, PNC Global
                                                        Investment Servicing (formerly PFPC, Inc.)

INDEPENDENT TRUSTEES

                                                           PRINCIPAL OCCUPATION(S) AND ALL DIRECTORSHIPS
NAME, YEAR BORN             YEAR ELECTED TRUSTEE                    DURING THE LAST FIVE YEARS
---------------             --------------------        --------------------------------------------------
JOYCE E. HEINZERLING                2004                General Counsel,Archery Capital LLC (private
1956                                                    investment fund); Director,Value Line Funds

SUZANNE D. JAFFE                    2006                Consultant SDJ Associates (financial services);
1943                                                    Director, Axel Johnson Inc. (industrial);
                                                        Research Corp. (science grants)

DAVID L. LANDSITTEL                 2004                Certified Public Accountant; Independent
1940                                                    Consultant on auditing matters; Director and Audit
                                                        committee chair, Molex, Incorporated
                                                        (manufacturing); CPA Endowment Fund of Illinois
                                                        (non-profit); Hydrangea, Ltd. (retail)

JOHN C. MCDONALD                    1989                President, MBX Inc. (telecommunications)
1936

DONALD B. ROMANS                    1975                President, Romans and Co. (private investment,
1931                                                    financial consulting); Director,The Phoenix Funds;
                                                        Director, Cadogen Opportunistic Alternatives Fund

ROBERT F. SHAPIRO                   1989                Vice Chairman, Partner, Klingenstein, Fields
1934                                                    & Co., LLC (investment management); Director,TJX
                                                        Companies (retail); Genaera (research)

MODERN PORTFOLIO THEORY STATISTICS TERMS

BETA

A measure of a fund's sensitivity to market movements, relative to the S&P 500. (By definition, the beta of the S&P 500 is 1.00.)

R(2)

Reflects the percentage of a fund's movements that are explained by movements in its benchmark index. An R(2) of 100 means that all movements are explained by the benchmark.

ALPHA

Measures the difference between the fund's actual returns and its expected performance, given its level of risk.

STANDARD DEVIATION

A statistical measure of the range of a fund's performance. The greater the standard deviation, the greater the fund's volatility.

SHARPE RATIO

Risk-adjusted measure using standard deviation and excess return to determine reward per unit of risk. The higher the Sharpe Ratio, the better the fund's historical risk-adjusted performance.


                              BOARD OF TRUSTEES 39

(BURNHAM INVESTORS TRUST LOGO)

DISTRIBUTOR:

BURNHAM SECURITIES, INC.
1325 Avenue of the Americas, 26th Floor
New York, NY 10019

PHONE: 1-800-874-FUND (3863)
INTERNET: www.burnhamfunds.com
EMAIL: contact@burnhamfunds.com

This report was prepared for current shareholders of the Burnham Family of Funds, which are all part of Burnham Investors Trust. To be distributed to potential shareholders, it must be accompanied by a current prospectus.

Because this report gives data about the past, the funds' holdings and the managers' views may have changed since this report was prepared. None of the information in this report is intended as investment advice for individual investors, or as market predictions or securities recommendations, either explicit or implicit.

OFFICERS OF THE TRUST

JON M. BURNHAM
PRESIDENT AND CHIEF EXECUTIVE OFFICER

MICHAEL E. BARNA
EXECUTIVE VICE PRESIDENT, CHIEF FINANCIAL OFFICER AND SECRETARY

DEBRA B. HYMAN
EXECUTIVE VICE PRESIDENT

PAT A. COLLETTI
FIRST VICE PRESIDENT AND TREASURER

FRANK A. PASSANTINO
FIRST VICE PRESIDENT, ASSISTANT SECRETARY AND
ANTI-MONEY LAUNDERING OFFICER

RONALD M. GEFFEN
VICE PRESIDENT

THOMAS N. CALABRIA
CHIEF COMPLIANCE OFFICER

BOARD OF TRUSTEES

CHAIRMAN
Jon M. Burnham

TRUSTEES

Joyce E. Heinzerling
Suzanne D. Jaffe
David L. Landsittel
John C. McDonald
Donald B. Romans
Robert F. Shapiro
George Stark

ITEM 2. CODE OF ETHICS.

     As of the period ended December 31, 2008 (the "Reporting Period"), the Registrant has adopted a code of ethics that applies to the Registrant's principal executive officer and principal financial officer. During the Reporting Period, there have been no changes to, amendments to or waivers from, any provision of the code of ethics. A copy of this code of ethics, dated November 13, 2003 is filed as an Exhibit to this Form N-CSR pursuant to
Item 12(a)(1).

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

     The Registrant's Board of Trustees (the "Board") has determined that the Registrant has more than one audit committee financial expert serving on its audit committee. The Board has designated David L. Landsittel and Donald B. Romans as the Registrant's audit committee financial experts serving on the registrant's audit committee, and determined that both David L. Landsittel and Donald B. Romans are independent within the meaning of paragraph (a)(2) of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

     (a) AUDIT FEES: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $157,975 for 2008 and $151,900 for 2007.

     (b) AUDIT-RELATED FEES: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2008 and $0 for 2007.

     (c) TAX FEES: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are $33,280 for 2008 and $32,000 for 2007. The services for each of the fiscal years ended December 31, 2008 and December 31, 2007 consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification.

     (d) ALL OTHER FEES: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
          (c) of this Item are $0 for 2008 and $0 for 2007.

     (e)(1) A copy of the Audit Committee's Pre-Approval Policies and Procedures is filed as Exhibit 12(c) to this Form N-CSR.

     (e)(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(c) of Rule 2-01 of Regulation S-X are as follows.

               (b)   0.00%

               (c)   100%

               (d)   0.00%

     (f) All of the principal accountant's hours spent on auditing the registrant's financial statements were attributed to work performed by full time permanent employees of the principal accountant.

     (g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant and to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the registrant's investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, for each of the registrant's last two fiscal years are $0 for 2008 and $0 for 2007.

     (h) The audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) is compatible with maintaining the principal accountant's independence. The audit committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

     Not applicable.

ITEM 6. INVESTMENTS.

     (a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

     (b)  Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not Applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

     Not Applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

     Not Applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

     There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) Schedule 14A (17 CFR 240.14a-101)), or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

     (a) The registrant's principal executive officer and principal financial officer, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")(17 CFR 270.30a-3(c))) were effective, as of a date within 90 days of the filing date of this report, based on their evaluation of the effectiveness of the registrant's disclosure controls and procedures as required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

     (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

     (a)(1) Burnham Investors Trust Code of Business Conduct and Ethics for Principal Executive and Principal Financial and Accounting Officers, dated November 13, 2003, is filed as Exhibit 12(a)(1) to this Form N-CSR.

     (a)(2) Certifications required by Rule 30a-2(a) under the 1940 Act and
          Section 302 of the Sarbanes-Oxley Act of 2002 are filed as Exhibit 12(a)(2) to this Form N-CSR.

     (a)(3) Not applicable to this filing.

     (b)  Certifications required by Rule 30a-2(b) under the 1940 Act and
          Section 906 of the Sarbanes-Oxley Act of 2002 are furnished as Exhibit 12(b) to this Form N-CSR.

     (c) Approval of Audit, Audit-Related, Tax and Other Services Provided by the Independent Registered Public Accounting Firm Policy, is furnished as Exhibit 12(b) to this Form N-CSR.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)                                 BURNHAM INVESTORS TRUST


By (signature and title)*                     /s/ Jon M. Burnham
                                             -----------------------------------
                                             Jon M. Burnham,
                                             Chief Executive Officer (Principal
                                             Executive Officer)

Date                                         March 5, 2009

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (signature and title)*                     /s/ Jon M. Burnham
                                             -----------------------------------
                                             Jon M. Burnham,
                                             Chief Executive Officer (Principal
                                             Executive Officer)

Date                                         March 5, 2009


By (signature and title)*                     /s/ Michael E. Barna
                                             -----------------------------------
                                             Michael E. Barna,
                                             Chief Financial Officer (Principal
                                             Financial Officer)

Date                                         March 5, 2009